UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )
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Preliminary proxy statement

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Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

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Definitive proxy statement

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Definitive additional materials

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Soliciting material under Section 240.14a-12

Hudson Technologies, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i) (1) and 0-11.

HUDSON TECHNOLOGIES, INC.
300 Tice Boulevard, Suite 290
Woodcliff Lake, New Jersey 07677
April 25, 2024
Dear Fellow Shareholders:
You are cordially invited to attend the Annual Meeting of Shareholders of Hudson Technologies, Inc., which will be held on Wednesday, June 12, 2024 at 10:00 A.M. local time at the Marriott Park Ridge, 300 Brae Boulevard, Park Ridge, New Jersey 07656. The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.
Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted. After reading the attached Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided or vote by one of the other means provided in the Proxy Statement. If the address on the accompanying material is incorrect, please inform our Transfer Agent, Continental Stock Transfer & Trust Company, at 1 State Street, 30th Floor, New York, New York 10004, in writing, of the correct address.
Your vote is very important, and we will appreciate a prompt return of your signed proxy card or other voting instructions. We hope to see you at the meeting.
Cordially,
Brian F. Coleman
Chairman of the Board and
Chief Executive Officer

HUDSON TECHNOLOGIES, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 12, 2024
To the Shareholders of HUDSON TECHNOLOGIES, INC.:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Hudson Technologies, Inc. (the “Company”) will be held on Wednesday, June 12, 2024 at 10:00 A.M., local time at the Marriott Park Ridge, 300 Brae Boulevard, Park Ridge, New Jersey 07656 for the following purposes:
1.
To elect a class of four directors who shall serve until the Annual Meeting of Shareholders to be held in 2026 or until their successors have been elected and qualified;

2.
To approve the Company’s 2024 Stock Incentive Plan;

3.
To approve, by non-binding advisory vote, the resolution approving named executive officer compensation;

4.
To ratify the appointment of BDO USA, P.C. as the Company’s independent registered public accountants for the fiscal year ending December 31, 2024; and

5.
To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only shareholders of record at the close of business on April 16, 2024 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.
By Order of the Board of Directors
Nat Krishnamurti Secretary
April 25, 2024
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS MEETING TO BE HELD ON JUNE 12, 2024 — The Proxy Statement and Annual Report to Shareholders are available at https://www.cstproxy.com/hudsontech/2024
IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:
PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OR VOTE BY ONE OF THE OTHER MEANS DESCRIBED IN THIS PROXY STATEMENT. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

PROXY STATEMENT
HUDSON TECHNOLOGIES, INC.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 12, 2024
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Hudson Technologies, Inc. (the “Company”, “Hudson”, “we” or “our”) for use at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, June 12, 2024, and including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.
We are taking advantage of Securities and Exchange Commission rules that allow us to furnish proxy materials to our shareholders via the Internet. On or about April 26, 2024, we will be mailing our Notice of Internet Availability of Proxy Materials to our shareholders, which contains instructions for our shareholders’ use of this process, including how to access our 2024 proxy statement and 2023 annual report to shareholders and how to vote online. In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how you may receive a paper copy of the 2024 proxy statement and 2023 annual report to shareholders.
Proxies duly executed, returned and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.
The address and telephone number of the principal executive offices of the Company is:
300 Tice Boulevard
Suite 290
Woodcliff Lake, New Jersey 07677
Telephone No.: (845) 735-6000
OUTSTANDING STOCK AND VOTING RIGHTS
Only shareholders of record at the close of business on April 16, 2024 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 45,510,925 shares of the Company’s common stock, par value $.01 per share (“Common Stock”), the only class of voting securities of the Company. Each share of Common Stock entitles the holder thereof to one vote on each matter submitted to a vote at the Annual Meeting.

VOTING PROCEDURES
Directors will be elected by a plurality of the votes cast by the holders of Common Stock in person or represented by proxy at the Annual Meeting, provided a quorum is present at the meeting. Therefore, the nominees receiving the greatest number of votes cast at the meeting will be elected as directors of the Company. Proposals 2, 3 and 4 will be decided by the majority of the votes cast by the holders of the Common Stock in person or represented by proxy at the Annual Meeting, provided a quorum is present at the meeting. A quorum will be present at the Annual Meeting if the holders of a majority of the outstanding shares of Common Stock as of the Record Date are present in person or represented by proxy. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of Continental Stock Transfer & Trust Company, the Company’s transfer agent.
In accordance with applicable law, abstentions and “broker non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. Based upon the requirements of the law of the State of New York and the Certificate of Incorporation and By-laws, as amended (the “By-laws”), of the Company, “votes cast” at a meeting of shareholders by the holders of shares entitled to vote are determinative of the outcome of Proposals 2, 3 and 4. Failures to vote, broker non-votes, abstentions and votes withheld will not be considered “votes cast” and will therefore have no effect on the outcome of these Proposals.
Proxies will be voted in accordance with the instructions thereon. If no instructions are given, the proxies will be voted “for” the director nominees, and “for” the other proposals set forth herein and in the discretion of the indicated proxies upon such other business as may properly come before the meeting. Proxies may be revoked as noted above.

PROPOSAL 1
ELECTION OF FOUR DIRECTORS TO THE BOARD OF DIRECTORS
The Company’s By-laws currently provide that the Board is divided into two classes, with each class to have a term of two years (the term of each class expiring in alternating years) and is to consist, as nearly as possible, of one-half of the number of directors constituting the entire Board. The By-laws provide that the number of directors shall be fixed by the Board but in any event, shall be no less than five (subject to decrease by a resolution adopted by the shareholders). Currently, the Board consists of seven directors.
At the Annual Meeting a class of four directors will be elected to a two-year term expiring at the Annual Meeting of Shareholders to be held in 2026. Ms. Kathleen L. Houghton, Ms. Loan N. Mansy, Mr. Richard Parrillo and Mr. Eric A. Prouty are the nominees for a two-year term expiring at the Annual Meeting of the Shareholders to be held in 2026.
Mr. Vincent P. Abbatecola, Ms. Nicole Bulgarino and Mr. Brian F. Coleman will not stand for election at the Annual Meeting because their respective terms expire at the Annual Meeting of Shareholders to be held in 2025.
Proxies will be voted for the nominees named below, unless authority is withheld. Should any nominee not be available for election, proxies will be voted for such substitute nominee as may be designated by the Board. Each of the nominees has indicated to the Board that he or she will be available and is willing to serve.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SPECIFIED BELOW.
The following is information with respect to the nominees for election as directors at the Annual Meeting that each nominee for director has given us about his or her age, all positions he or she holds, his or her principal occupation and his or her business experience for at least the past five years. In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment to service to the Company and our Board.
Name	Age	Position
Kathleen L. Houghton	51	Director and Senior Vice President — Sales and Marketing
Loan N. Mansy	53	Director
Richard Parrillo	71	Director
Eric A. Prouty	54	Director
Kathleen L. Houghton joined the Company’s Board of Directors in October 2023. Ms. Houghton has been Senior Vice President  —  Sales and Marketing of the Company since December 2023, previously served as Vice President  —  Sales and Marketing of the Company since May 2019 and joined Hudson in November 2014 as Director of Marketing. She has over 25 years of marketing experience within industrial manufacturing companies. Her previous roles include 16 years with Kidde-Fenwal/United Technologies, including Director of Marketing Global Suppression. Other prior positions include Vice President, Marketing at C&M Corporation and Vice President, Sales & Marketing at Safety Hi-Tech USA. Ms. Houghton holds an MBA from Boston University as well as a Bachelor of Mechanical Engineering (Hons) and a Bachelor of Commerce (Marketing) from Monash University in Australia. Ms. Houghton brings over 25 years of sales and marketing experience and plays a key role in the Company’s strategic planning and growth.
Loan N. Mansy has been a Director of the Company since September 2022. Ms. Mansy currently serves as Chief Executive Officer of Centerline Communications, LLC, a design, build and maintenance firm in the communications infrastructure industry, which she joined in 2023. During 2023, she served as President, and from 2019 to 2023 she served as Executive Vice President  —  Sales & Service, at Clean Harbors, Inc. (NYSE: CLH), a leading hazardous waste management company. Previously, from 2017 to

2019, she served as Area President of Republic Services, Inc., a leading provider of non-hazardous solid waste management services. Prior thereto, Ms. Mansy worked in managerial positions at Akzo Nobel N.V., Eastman Chemical Company, Solutia Inc. and Monsanto Chemical Co. She has over 30 years of experience as a business leader in the chemical and waste management industries. We believe Ms. Mansy’s qualifications to sit on our Board include her extensive leadership experience within Fortune 500 companies, encompassing general management and P&L responsibility in addition to supply chain, operations and sales leadership roles.
Richard Parrillo has been a director of the Company since September 2014. Mr. Parrillo has, since 2007 been the Managing Member and principal of Tank Wash USA, LLC, an industrial tank cleaning and inspection company. Between 2000 and 2007, Mr. Parrillo was the Managing Member of Brite Clean, LLC. Between 1999 and 2007, Mr. Parrillo was the Managing Member of Matlack Leasing LLC, and he served as Vice President of Matlack Leasing Corporation, a subsidiary of Matlack Systems, Inc. from 1995 to 1999. From 1990 to 1995, Mr. Parrillo served as North American Sales Manager for Eurotainer USA, Inc. Mr. Parrillo also served as Sales/Operations Manager for SSM Coal North America, Inc., from 1984 to 1990, and worked at the Rentco Division of Fruehauf Corp. We believe that Mr. Parrillo’s qualifications to sit on the board include his more than 30 years of business experience in the petrochemical and related service industries, both domestically and internationally, as well as his experience in the areas of mergers, acquisitions, management and sales, having negotiated, acquired and managed 14 related companies over the past 30 years.
Eric A. Prouty has been a director of the Company since September 2014. Mr. Prouty has, since January 2012, been an independent consultant providing business development and capital markets consulting services and has provided such services to Hudson at various times between May 2012 and December 2018. Mr. Prouty currently is a Partner at AdvisIRy Partners, a New York based investor relations firm. From June 1992 through November 2011, Mr. Prouty held positions in the research departments of a number of sell side and buy side firms with a sector focus on the cleantech and sustainability industries with firms including Canaccord Genuity, Adams Harkness, Robertson Stephens and First Albany. Mr. Prouty has previously served on the board of directors of Aqua Metals, Inc. and Pacific Green Technologies, Inc. Mr. Prouty currently is a Trustee and Treasurer of the Hancock Shaker Village. We believe that Mr. Prouty’s qualifications to sit on the board include his more than 25 years of experience as an equity research analyst in the investment banking field and knowledge of the sustainability industry. The Board has determined that Mr. Prouty qualifies as an “audit committee financial expert,” as defined in applicable SEC rules.
The following is information with respect to the directors whose terms of office expire at the Annual Meeting of Shareholders to be held in the year 2025:
Name	Age	Position
Vincent P. Abbatecola	78	Director
Nicole Bulgarino	51	Director
Brian F. Coleman	62	Director, Chairman, President and Chief Executive Officer
Vincent P. Abbatecola has been a Director of the Company since June 1994. Mr. Abbatecola is President of Abbey Ice & Spring Water, Spring Valley, New York, where he has been employed since May 1971. He was formerly the Chairman of the National Packaged Ice Association. Mr. Abbatecola serves on the Nyack Hospital Board of Trustees, the United Hospice Board and the St. Thomas Aquinas College President’s Council. We believe that Mr. Abbatecola’s qualifications to sit on our Board include executive business experience in his industry, his over 25 years of experience in the refrigeration industry and as Chairman of the Company’s Audit Committee for over 25 years.
Nicole Bulgarino has been a Director of the Company since September 2022. Ms. Bulgarino currently serves as Executive Vice President of Ameresco, Inc. (NYSE: AMRC), a leading energy efficiency and energy infrastructure company, where she has served in a variety of increasingly senior positions since joining its predecessor company in 1998. She previously worked as a Lead Process Engineer at Raytheon Engineers & Constructors from 1994-1998. Ms. Bulgarino brings over 25 years of experience in developing, designing and implementing energy infrastructure projects and plays a key role in strategic planning and growth. We believe Ms. Bulgarino’s qualifications to sit on our Board include her 25 years of executive experience in energy efficiency and renewable energy solutions, her knowledge of Federal government contracting and her professional engineering qualifications.
Brian F. Coleman has been a Director of the Company since December 2007, and Chairman of the Board, President and Chief Executive Officer since July 2020. He previously served the Company as President and Chief Operating Officer from August 2001 until July 2020, and served as Chief Financial Officer of the Company from May 1997 until December 2002. From June 1987 to May 1997, Mr. Coleman was employed by, and from July 1995, was a partner with BDO USA, LLP, the Company’s independent registered public accounting firm. We believe Mr. Coleman’s qualifications to sit on our Board include his prior financial and accounting experience obtained as a partner with BDO USA, LLP, and his extensive experience in the air conditioning and refrigeration industry including as our President for over 20 years.
The Board has determined that each of Mr. Abbatecola, Ms. Bulgarino, Ms. Mansy and Messrs. Parrillo and Prouty is an “independent director” within the meaning of applicable NASDAQ Listing Rules.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE FOUR NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
DESCRIBED ABOVE
BOARD AND COMMITTEE INFORMATION
Board Meetings
A total of eight meetings of the Board were held during the fiscal year ended December 31, 2023 (“Fiscal 2023”). During his or her service in Fiscal 2023, no incumbent director attended fewer than 75 percent of the aggregate of (1) the Board meetings that were held, and (2) the meetings held by the committees of the Board on which he or she served.
Committees of the Board of Directors
The Board has an Audit Committee which supervises the audit and financial procedures of the Company and is responsible for the selection of the Company’s independent registered public accounting firm. The members of the Audit Committee are Mr. Abbatecola, Ms. Mansy, Mr. Parrillo and Mr. Prouty. The Board has determined that each member of the Audit Committee is an “independent director” within the meaning of the applicable NASDAQ Listing Rules and applicable Securities and Exchange Commission (“SEC”) rules under the Securities Exchange Act of 1934 (the “Exchange Act”). The Board has determined that Mr. Prouty qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. Our Board made a qualitative assessment of Mr. Prouty’s level of knowledge and experience based on a number of factors, including Mr. Prouty’s extensive investment analyst experience. The Audit Committee held four meetings during Fiscal 2023. A copy of the Audit Committee charter is available on the Company’s website at www.hudsontech.com.
The Board also has a Compensation Committee, which is responsible for, among other things, assisting the Board in overseeing our executive compensation strategy and reviewing and approving the compensation of our executive officers and for the administration of the Company’s employee benefit plans. The Compensation Committee is also responsible for reviewing and approving the compensation of the Company’s directors. Except as specified in “Compensation Discussion and Analysis” below, the executive officers do not determine executive or director compensation but provide information and recommendations to the Compensation Committee upon its request. The members of the Compensation Committee are Mr. Abbatecola, Ms. Bulgarino, Mr. Parrillo and Mr. Prouty. The Board has determined that each member of the Compensation Committee is an “independent director” within the meaning of the applicable NASDAQ Listing Rules and applicable SEC rules under the Exchange Act. The Compensation Committee held one meeting during Fiscal 2023. A copy of the Compensation Committee charter is available on the Company’s website at www.hudsontech.com.
The Board also has a Nominating Committee whose members consist of Messrs. Abbatecola, Coleman and Prouty, and which was responsible for recommending to the independent directors the nominees for election to the Board at the annual meeting of the shareholders. Mr. Coleman is not an independent director within the meaning of the applicable NASDAQ Listing Rules. In accordance with applicable NASDAQ Listing Rules, the nominees for director at the Annual Meeting named above were selected as nominees to the Board by vote of a majority of the independent directors. When reviewing candidates for our Board, the Nominating Committee and the independent members of the Board consider the evolving needs of the Board and seek candidates that fill any current or anticipated future needs. The Nominating Committee may, from time to time, retain search firms to source potential candidates for the Board. The Nominating Committee and the independent Board members also believe that all directors should possess the attributes described below in the last paragraph under the caption “Consideration of Director Nominees Recommended by Shareholders.” The Nominating Committee is also mindful of the Board Diversity, Equity and Inclusion Policy described under the caption “Board Diversity” below. In considering candidates for the Board, the Nominating Committee and the independent members of the Board consider the entirety of each candidate’s credentials in the context of each of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered. Shareholder nominations for directors of the Company will be considered by the independent directors subject to the shareholder complying with the procedures described below. The Nominating Committee held two meetings during Fiscal 2023. The Nominating Committee does not have a charter.
The Board also has an Environmental, Health, Safety, Sustainability and Public Policy Committee, which is responsible for satisfying the Board that the Company’s Environmental, Health, Safety, Sustainability and Public Policy policies, plans and procedures are adequate. The current members of the Environmental, Health, Safety, Sustainability and Public Policy Committee are Ms. Bulgarino, Ms. Mansy and Ms. Houghton. Stephen P. Mandracchia also served as a member of the Committee prior to his resignation from the Board in October 2023. A copy of the Environmental, Health, Safety, Sustainability and Public Policy Committee charter is available on the Company’s website at www.hudsontech.com.
Board Leadership Structure and Lead Independent Director
The Board believes our current leadership structure, where our Chief Executive Officer also serves as our Chairman of the Board, provides us with the most effective leadership model by enhancing the Chairman and Chief Executive Officer’s ability to provide insight and direction of business strategies and plans to both the Board and our management. The Board believes that a single person, acting in the capacities of Chairman and Chief Executive Officer, provides us with unified leadership and focus and that our business strategies are best served if the Chairman is also a member of our management team. In order to provide additional governance structure, in October 2023, the Board appointed Mr. Abbatecola as the lead independent director. Our lead independent director, Mr. Abbatecola, chairs the Audit Committee, serves on the Compensation Committee and the Nominating Committee, participates in the development of Board meeting agendas, and leads the independent director sessions of the Board. Furthermore, our Audit Committee and our Compensation Committee are comprised solely of independent directors and our Nominating Committee is comprised of a majority of independent directors. We believe the appointment of a lead independent director, the composition of these three Board committees, the fact that our independent directors determine Board nominees and the compensation of our executive officers, as well as the practice of our independent directors to meet in executive session without our Chief Executive Officer and the other members of our management present, help ensure that our Board maintains a level of independent oversight of management that is appropriate for our Company.
Board Diversity
The Board has recently implemented efforts to diversify its membership. Specifically, the Board currently consists of seven members — four men and three women. One member of the Board is a minority as defined by applicable NASDAQ Listing Rules.

In addition, during 2023, the Board adopted a Board Diversity, Equity and Inclusion Policy, which is available on the Company’s website at www.hudsontech.com. The Board believes that better decision-making and outcomes are achieved when people with differences of opinion and with different backgrounds come together with a common ambition. This policy complements the Company’s wider diversity policies, values, code of conduct and sustainability framework. Pursuant to the policy, the Board, in conjunction with its committees will:
•
Encourage a diverse and inclusive working environment in the boardroom where everyone is accepted, valued and receives fair treatment according to their different needs and situations without discrimination or prejudice.

•
Continue our journey towards greater diversity on the board across all dimensions, aspiring to achieve gender parity and greater representation of those of an ethnic minority background over time. As an initial step we are targeting at least 25% of board members who are women and at least one member of the board from an ethnic minority background.

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Consider all aspects of diversity, including but not limited to geographical, social and ethnic background, race, gender and cognitive strengths when reviewing the board’s composition, its skills, experience and overall balance, including when conducting the annual board effectiveness review.

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Oversee the development of a diverse pipeline for succession to the board and its committees.

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Monitor that all board appointments are subject to a formal, rigorous, and transparent procedure and that such appointments are based on merit and objective criteria taking into account (among other things) factors such as diversity of gender, age, educational and professional background, social, ethnic and geographical background, cognitive and personal strengths.

•
Provide a tailored and adaptive onboarding process for new board appointments recognizing how new board members may require additional support to account for individual diversity of skills, needs, experience, geographic location and background.

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Continue to increase its understanding of all aspects of diversity, equity and inclusion through appropriate training and development opportunities.

Risk Management
The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks and potential conflicts of interest with related parties. The Nominating Committee manages risks associated with the independence of the Board. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports, or otherwise, about such risks.
Audit Committee Report
In March 2024, the Audit Committee met with management and BDO USA, P.C., the Company’s independent registered public accounting firm, to review and discuss the audited financial statements. The Audit Committee also discussed with BDO USA, P.C. the matters required to be discussed pursuant to the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission. The Audit Committee has received the written disclosures and confirming letter from BDO USA, P.C. required by the applicable requirements of the Public Company Accounting Oversight Board regarding its independence and has discussed with BDO USA, P.C. its independence from the Company. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.
The Audit Committee —
Vincent Abbatecola, Loan Mansy, Richard Parrillo and Eric Prouty

Code of Conduct and Ethics
The Company has adopted a written code of conduct and ethics that applies to all directors, and employees, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller and any persons performing similar functions. The Company will provide a copy of its code of conduct and ethics to any person without charge upon written request addressed to Hudson Technologies, Inc., 300 Tice Boulevard, Suite 290, Woodcliff Lake, New Jersey 07677, Attention: Nat Krishnamurti.
Insider Trading Policy
The Company has adopted an Insider Trading Policy to promote compliance with applicable securities laws, known as “insider trading” laws, which prohibit persons who receive or become aware of material non-public information about the Company (or other companies that do business with the Company) from trading in the Company’s (or such other company’s) securities or providing material non-public information to others who may trade in the Company’s (or such other company’s) securities on the basis of that information. The Insider Trading Policy is applicable to all directors, officers and employees of the Company, as well as family members and other members of their respective households, partnerships in which any such person is a general partner, trusts of which any such person is a trustee, estates of which any such person is an administrator or executor and other legal entities that any such person controls.
Anti-Hedging Policy
The Company believes that purchases of hedging instruments that protect against downward changes in the Company’s stock price can result in the purchaser no longer having the same objectives as the Company’s other stockholders because they are no longer subject to the full risks of stock ownership. Accordingly, our Insider Trading Policy provides that no employee of the Company or member of the Company’s Board may engage in any hedging transaction that would result in lack of exposure to the full risks of stock ownership. Prohibited hedging transactions include, but are not limited to, collars, forward sale contracts, trading in publicly-traded options, puts, calls or other derivative instruments related to Company stock or debt.
Clawback Policy
In accordance with Section 10D of the Securities Exchange Act of 1934, as amended, Rule 10D-1 promulgated under the Securities Exchange Act and NASDAQ Listing Rule 5608, the Board adopted a Clawback Policy, which provides for the recovery of certain incentive compensation to Company executives in the event of a restatement of the Company’s financial statements due to the Company’s material noncompliance with any financial reporting requirement under the securities laws. Such restatements include any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. In the event the Company is required to prepare such an accounting restatement, the Company will promptly recoup the amount of any erroneously awarded compensation received by any executive officers as specified in the Clawback Policy.
Executive Officers
In addition to Brian F. Coleman and Kathleen L. Houghton, Nat Krishnamurti serves as an executive officer of the Company. Executive officers are elected annually and serve at the pleasure of the Board. The following is information with respect to such executive officer:
Nat Krishnamurti, age 52, was appointed to the position of Vice President, Chief Financial Officer in September 2016 and was also appointed as the Company’s Secretary in May 2019. Mr. Krishnamurti was the Chief Financial Officer and Interim Chief Financial Officer of Interpace Diagnostics Group, Inc. during 2016 after serving as Vice President, Corporate Controller and Chief Accounting Officer from August 2015 to February 2016. Prior to joining Interpace, Mr. Krishnamurti served as chief financial officer of Applied Minerals, Inc., a publicly traded company, from May 2012 to August 2015. Prior to

Applied Minerals, from May 2000 to September 2011, Mr. Krishnamurti served as Chief Accounting Officer for inVentiv Health, a global provider of clinical, communications and commercial services which was publicly traded until August 2010. While at inVentiv Health, he also held various finance positions of increasing responsibility, including Manager, Director, and VP of Finance. Prior to inVentiv Health, Mr. Krishnamurti worked in public accounting firms, including PricewaterhouseCoopers LLP. Mr. Krishnamurti earned an M.B.A. from Long Island University and a B.S. in Accounting from City University of New York, Brooklyn College and is a licensed Certified Public Accountant.
COMMUNICATIONS WITH THE BOARD
The Board has established a process for shareholders to send communications to the Board. Shareholders may communicate with the Board individually or as a group by writing to: The Board of Directors of Hudson Technologies, Inc. c/o Corporate Secretary, 300 Tice Boulevard, Suite 290, Woodcliff Lake, New Jersey 07677. Shareholders should identify their communication as being from a shareholder of the Company. The Corporate Secretary may require reasonable evidence that the communication or other submission is made by a shareholder of the Company before transmitting the communication to the Board.
BOARD ATTENDANCE AT ANNUAL SHAREHOLDER MEETINGS
We have a policy that strongly encourages directors to attend our Annual Meeting of Shareholders and our directors typically attend each Annual Meeting in person. Last year’s Annual Meeting of Shareholders was attended by six of the seven directors then serving on the Board.
CONSIDERATION OF DIRECTOR NOMINEES RECOMMENDED BY SHAREHOLDERS
Shareholders of Hudson wishing to recommend director candidates to the Board must submit their recommendations in writing to the Chairman of the Board, c/o Corporate Secretary, Hudson Technologies, Inc., 300 Tice Boulevard, Suite 290, Woodcliff Lake, New Jersey 07677.
The independent directors of the Board will consider nominees recommended by Hudson’s shareholders provided that the recommendation contains sufficient information for the independent directors to assess the suitability of the candidate, including the candidate’s qualifications. Candidates recommended by shareholders that comply with these procedures will be considered either solely by Hudson’s independent directors, or by a nominating committee of the Board that is comprised solely of Hudson’s independent directors, if such committee exists at the time. The recommendations must also state the name of the shareholder who is submitting the recommendation. In addition, it must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under applicable NASDAQ Listing Rules. Each nomination is also required to set forth: (i) a representation that the shareholder making the nomination is a holder of record of capital stock of Hudson entitled to vote at such meeting; (ii) a representation as to the beneficial interest of the shareholder making the nomination including, without limitation, any derivative securities holdings, short interests, hedges and any agreements that increase or decrease such shareholder’s voting power; (iii) all stock ownership information with respect to any shareholder or shareholder group with whom the shareholder making the nomination is associated, whether or not such persons constitute a filing group for purposes of Schedule 13D; (iv) whether the shareholder making the nomination intends individually or as part of a group, to deliver a proxy statement and/or form of proxy to holders of at least the percentage of Hudson’s outstanding capital stock required to approve or adopt the proposal, and/or to otherwise solicit proxies in support of such proposal; (v) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such shareholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the shareholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; (vi) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board; and (vii) the consent of each nominee to serve as a director of Hudson if so elected. A nomination which does not comply with the above requirements or that is not received by the deadline referred to below will not be considered. All shareholder recommendations will be reviewed in the same manner as other potential candidates for Board membership.
The qualities and skills sought in prospective members of the Board are determined by the Board. The Board generally requires that director candidates be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspectives and skills appropriate for Hudson. Criteria to be considered for selection of candidates will include, but not be limited to: (i) business and financial acumen, as determined by the Board in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of Hudson’s industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to Hudson. Such persons should not have commitments that would materially conflict with the time commitments of a Director of Hudson.
DEADLINE AND PROCEDURES FOR SUBMITTING BOARD NOMINATIONS
A shareholder wishing to nominate a candidate for election to the Board at the Annual Meeting of Shareholders to be held in 2025, which we currently anticipate will be held in or about June 2025, is required to give written notice containing the required information specified above and otherwise in accordance with our By-Laws, addressed to the Independent Directors of the Board, c/o Secretary of the Company, Hudson Technologies, Inc., 300 Tice Boulevard, Suite 290, Woodcliff Lake, New Jersey 07677, of his or her intention to make such a nomination. The notice of nomination and other required information must be received by the Company’s Secretary no earlier than February 15, 2025 and no later than March 14, 2025. In the event that the Annual Meeting of Shareholders to be held in 2025 is held either before May 13, 2025 or after August 11, 2025, then the notice of nomination and other required information must be received by the Company’s Secretary no later than 90 days prior to the date of such meeting or, within 10 days following the first public announcement of the date of such annual meeting if such public announcement is made less than 100 days prior to the date of such meeting.
In addition, to be timely, a shareholder’s notice must be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice will be true and correct as of the record date for the 2025 Annual Meeting and as of the date that is 10 business days prior to such meeting or any adjournment or postponement thereof, and such update and supplement must be delivered to, or mailed and received by, the Chairman of the Board of Directors at the principal executive offices of the Company not later than 5 business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than 8 business days prior to the date for the meeting, or if the meeting is adjourned or postponed, on the first practicable date after any adjournment or postponement thereof (in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof).
In addition to the foregoing, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 13, 2025, unless the stockholder meeting takes place more than 30 calendar days from June 12, 2025 in which case notice can be provided otherwise in accordance with Rule 14a-19(b)(1).
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires the Company’s officers and directors and persons who own more than 10% of a registered class of the Company’s equity securities (collectively, the “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
Based solely on Hudson’s review of copies of such forms received by Hudson, and on representations made to us, we believe that during the year ended December 31, 2023, all filing requirements applicable to all officers, directors and greater than 10% beneficial shareholders were timely complied with, except that

Ms. Houghton failed to timely file one Form 4 with respect to three sale transactions within a series of otherwise reported transactions on one trading day, Ms. Bulgarino failed to file one Form 4 on a timely basis with respect to an option grant, and Messrs. Abbatecola and Parrillo each failed to file one Form 4 on a timely basis with respect to an option exercise.
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Overview of Compensation Program and Philosophy
Our compensation program is intended to:
•
Attract, motivate, retain and reward employees of outstanding ability;

•
Link changes in employee compensation to individual and corporate performance;

•
Align employees’ interests with those of the Company’s shareholders.

The ultimate objective of our compensation program is to increase shareholder value. We seek to achieve these objectives with a total compensation approach which takes into account a competitive base salary, bonus pay based on the annual performance of the Company and individual goals and longer-term equity incentive awards.
The Board’s Compensation Committee, which is comprised solely of independent directors, is responsible for making decisions regarding the amount and form of compensation paid to the Company’s executive officers. During 2022, the Compensation Committee retained an outside compensation consultant, Dolores J. Ennico, to prepare a market analysis comparing executive salary data to published survey data and market peer group data. This market analysis was also utilized by the Compensation Committee during 2022 to set bonus compensation for 2022 and to adjust base salaries for 2023. Dolores J. Ennico also provided certain ancillary executive coaching and recruiting advice to the Company during 2023 and was paid fees of $164,010. The Compensation Committee conducted its independence assessment in accordance with applicable law and did not believe such ancillary services presented a conflict of interest.
The Compensation Committee is also mindful of the results of the annual advisory resolution, commonly referred to as a “say-on-pay” resolution, in formulating the named executive officer compensation program. Although non-binding, the Compensation Committee values the input of our shareholders and will carefully review and consider the voting results when evaluating our named executive officer compensation program.
Base Salaries
Base salaries paid to executives are intended to attract and retain highly talented individuals. In setting base salaries, individual experience, individual performance, the Company’s performance and job responsibilities during the year are considered. Executive salaries are evaluated by the Compensation Committee on at least a bi-annual basis against companies of similar size and nature. During 2023, the Compensation Committee increased base salaries for 2023 for the executive officer group as follows: Brian Coleman — $638,600 to $680,000; Nat Krishnamurti — $293,550 to $360,000; Kathleen Houghton — $288,400 to $385,000; and Kenneth Gaglione — $278,100 to $350,000. During 2023, the Compensation Committee also determined to continue giving significant emphasis to linking compensation to shareholder value through the annual bonus opportunity described below.
Annual Bonus Plan Compensation
The Company has established an annual bonus program for the payment of cash and/or equity awards to some or all of the executive officers and other members of senior management based upon the Company’s annual earnings and potentially other financial and personal metrics. The amount of the aggregate pool to be established each year will be determined by the Compensation Committee on or about the end of each fiscal year, based upon the Company achieving financial metrics in excess of a pre-determined level for each fiscal year (the “Benchmark”). In the event the Company’s financial metrics exceed the Benchmark for the applicable fiscal year, some or all of the executive officers may receive bonuses in the form of cash, stock options, stock or some combination thereof. The Compensation Committee will determine the amount, if any, of the awards to be received by the Chief Executive Officer (“CEO”) and whether the awards will be made in cash, stock options or stock, or some combination thereof, which determination will be made, based upon the overall financial results of the Company during the applicable fiscal year as well as on the personal performance of the CEO during the applicable fiscal year. The CEO will determine the amount, if any, of the awards to be received to all other executive officers, and whether the awards will be made in cash, stock options or stock, or some combination thereof, which determination will be made based upon the overall financial results of the Company during the applicable fiscal year as well as on the personal performance of each of the executive officers during the applicable fiscal year.
For fiscal year 2023, the Compensation Committee based the Benchmarks primarily on achievement of Company financial metrics. Based on fiscal year 2023 results, it was determined that the 2023 Benchmarks were achieved only at the 20-25% level and therefore only $885,000 of the full $3,745,000 bonus pool was earned for the award of bonuses to the senior management in accordance with the Company’s annual bonus program. Such amount was divided between cash payments and stock option awards with respect to the named executive officers as follows: (i) Mr. Coleman — $221,000 in cash and $119,000 payable in the form of a three-year stock option grant on February 27, 2024 to purchase 20,067 shares of common stock at $14.89 per share; (ii) Mr. Krishnamurti — $81,250 in cash and $43,750 payable in the form of a three-year stock option grant on February 27, 2024 to purchase 7,378 shares of common stock at $14.89 per share; (iii) Ms. Houghton — $104,000 in cash and $56,000 payable in the form of a three-year stock option grant on February 27, 2024 to purchase 9,444 shares of common stock at $14.89 per share; and (iv) Mr. Gaglione — $130,000 in cash. Mr. Gaglione retired from the Company in December 2023 and therefore the Compensation Committee determined to pay his bonus award entirely in cash.
Equity Incentive Awards
Company executives are eligible to receive restricted stock and stock options (which give them the right to purchase shares of common stock at a specified price in the future). These grants will vest based upon the passage of time, the achievement of performance metrics, or both. We believe that the use of restricted stock and stock options as the basis for long-term incentive compensation meets our defined compensation strategy and business needs by achieving increased value for shareholders and retaining key employees.
Stock option awards are intended to attract and retain highly talented executives, to provide an opportunity for significant compensation when overall Company performance is reflected in the stock price and to help align executives’ and shareholders’ interests. Stock options are typically granted at the time of hire to key new employees and annually to a broad group of existing key employees, including executive officers. We have adopted a number of equity compensation plans governing the grant of such stock options. All of our equity compensation plans have been approved by our shareholders.
Annual option grants to executive officers are made at the discretion of the Board or the Compensation Committee and any delegated parties, and may be in the form of incentive stock options (“ISOs”) up to the fullest extent permitted under tax laws, with the balance granted in the form of nonqualified stock options. The option grants are subject to the terms of the relevant plan. ISOs have potential income tax advantage for executives if the executive disposes of the acquired shares after satisfying certain holding periods. Tax laws provide that the aggregate grant at date of grant for market value of ISOs that become exercisable for any employee in any year may not exceed $100,000.
Our current practice for options issued to all employees and to non-employee directors is typically to issue options that vest immediately upon issuance or over the first year of the option grant, and carry a term of up to ten years.
During 2023, we issued stock option awards to the executive officers in partial consideration for their annual bonus awards as follows: (i) Mr. Coleman — $860,000 payable in the form of a three-year stock option grant on March 1, 2023 to purchase 234,332 shares of common stock at $10.09 per share; (ii) Mr. Krishnamurti — $225,000 payable in the form of a three-year stock option grant on March 1, 2023 to purchase 61,308 shares of common stock at $10.09 per share; (iii) Ms. Houghton — $245,000 payable in the form of a three-year stock option grant on March 1, 2023 to purchase 66,757 shares of common stock at $10.09 per share; and (iv) Mr. Gaglione — $245,000 payable in the form of a three-year stock option grant on March 1, 2023 to purchase 66,757 shares of common stock at $10.09 per share. We did not make grants of restricted stock to any Named Executives during Fiscal 2023.
The Company does not have a formal policy with respect to the timing of awards of options in relation to the disclosure of material non-public information. However, the Compensation Committee generally seeks to avoid making grants four business days prior to, or one business day following, the filing of a periodic or current report with the SEC that discloses material non-public information. In addition, annual equity grants to directors are made at a specific predetermined time — five business days following the annual shareholders meeting.
Other Annual Compensation and Benefits
Although direct compensation, in the form of salary, non-equity incentive awards and long-term equity incentive awards provide most of the compensation to each executive officer, we also provide for the following items of additional compensation:
•
Retirement savings are provided by a 401(k) plan, in the same manner to all U.S. employees. This plan includes an employer matching contribution of 100% of an employee’s annual contribution up to a maximum of 2% of the employee’s salary, which is intended to encourage employees (including the chief executive officer) to save for retirement.

•
Health, life and disability benefits are offered to our executive officers in the same manner to all of our U.S. employees. We provided additional long term disability and long term care policies for each of our executive officers.

Additionally, in August, 2019, the Compensation Committee authorized the Company to purchase a $1,000,000 “Whole Life Legacy 10-Pay” life insurance policy for, and in the name of, Brian F. Coleman, at a fixed annual premium of $71,210 for a maximum of ten (10) years.
Compensation Risk Management
We structure our executive compensation program to link executive compensation to the performance of the Company as a whole. We believe executives with higher levels of responsibility and a greater ability to influence enterprise results should receive a greater percentage of their compensation in the form of performance-based compensation. Compensation for our executive officers varies from year to year primarily based on achievement of enterprise-wide objectives and individual performance. We emphasize enterprise-wide performance to break down internal barriers that can arise in organizations that emphasize individual business unit performance. We believe our compensation structure encourages reasonable risk-taking but discourages excessive risk-taking.
Compensation Committee Report
Our Compensation Committee has furnished the following report. The information contained in the “Compensation Committee Report” is not deemed to be “soliciting material” or to be “filed” with the SEC, nor is such information to be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, as amended, except to the extent that we specifically incorporate it by reference into such filings.
Our Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K of the Securities Act with management. Based on such review and discussion, our Compensation Committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement.
Compensation Committee
Vincent P. Abbatecola
Nicole Bulgarino
Richard Parrillo
Eric A. Prouty

Summary of Compensation
Summary Compensation Table
The following table discloses, for the years indicated, the compensation for (i) our Chief Executive Officer, (ii) our Chief Financial Officer, (iii) our other most highly compensated executive officers, other than the Chief Executive Officer and Chief Financial Officer, who were serving as executive officers at the end of the year ended December 31, 2023 and whose total compensation during the year ended December 31, 2023 exceeded $100,000, and (iv) any person who served as an executive officer in 2023 and would have been one of the foregoing executive officers, but for the fact that he or she was not an executive officer at the end of the year ended December 31, 2023 (collectively, the “Named Executives”).
SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Brian F. Coleman, President, Chief Executive Officer(3)	2023	$678,408	—	$119,000	$221,000	$76,816(4)	$1,095,224
	2022	$615,792	—	$860,000	$1,017,778	$76,816(4)	$2,570,386
	2021	$507,885	—	$363,000	$843,250	$86,439(4)	$1,800,574
Nat Krishnamurti, Chief Financial Officer and Secretary	2023	$357,444	—	$43,750	$81,250	$2,800(5)	$485,244
	2022	$291,906	—	$225,000	$235,000	$2,800(5)	$754,706
	2021	$282,308	—	$107,250	$217,750	$2,800(5)	$610,108
Kathleen L. Houghton, Senior Vice President – Sales and Marketing(3)	2023	$357,535	—	$56,000	$104,000	$1,623(5)	$519,158
	2022	$286,785	—	$245,000	$310,000	$1,623(5)	$843,408
	2021	$274,615	—	$108,900	$221,100	$1,623(5)	$606,238
Kenneth Gaglione, Former Vice President – Operations(6)	2023	$358,004	—	—	$130,000	—	$488,004
	2022	$276,542	—	$245,000	$300,000	—	$821,542
	2021	$267,308	—	$102,300	$207,700	—	$577,308

(1)
We utilize the grant date fair value using the Black-Scholes method as described in Note 12 to the Notes to the Consolidated Financial Statements contained in our Form 10-K for the year ended December 31, 2023.

(2)
Amount (and in the case of Mr. Coleman during 2022, $1,000,000 of such amount) was earned in the indicated calendar year.

(3)
Mr. Coleman did not receive any additional compensation for services as a director during the years ended December 31, 2023, 2022 and 2021. Ms. Houghton did not receive any additional compensation for services as a director during the year ended December 31, 2023.

(4)
Represent payments to Mr. Coleman for (a) supplemental long term disability insurance purchased for the benefit of the executive officer ($5,606 in 2023), (b) annual premiums for long-term care insurance purchased for the benefit of the executive officer and the executive officer’s spouse during 2021 only, and (c) payments of annual premiums for a life insurance policy purchased for the benefit of the executive officer ($71,210 in 2023).

(5)
Represent payments for supplemental long term disability insurance purchased for the benefit of the executive officers.

(6)
Mr. Gaglione retired from the Company on December 14, 2023.

Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K promulgated under the Exchange Act, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. There are a variety of different methodologies, assumptions, adjustments and estimates that companies may apply in compliance with Item 402(u) of Regulation S-K; as such, the information provided should not be used as a basis for comparison between different companies.
For 2023, the annual total compensation of the median employee of our company was $61,008, and the annual total compensation of our CEO, as reported in the Summary Compensation Table above, was $1,095,224. Based on this information, the ratio of the annual total compensation of our CEO, Mr. Coleman, to the median of the annual total compensation of all employees was 18 to 1.
In order to identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO, we took the following steps:
We determined that, as of December 31, 2023, our employee population consisted of approximately 243 individuals. This population consisted of our full-time, part-time, temporary and seasonal employees. December 31, 2023 was selected as the date upon which we would identify the “median employee,” because it allowed us to identify our median employee in a reasonably efficient and economical manner.
To identify the median employee, we compared 2023 W-2 taxable Medicare wages (Box 5) as reported to the Internal Revenue Service. This compensation measure was consistently applied to all employees included in the calculation.
Once the median employee was identified, we calculated annual total compensation for such employee using the same methodology we use for our NEOs as reported in the 2023 Summary Compensation Table above. With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of the table.
Employment, Termination, Change of Control and other Agreements
Brian F. Coleman.   On July 15, 2020, we entered into a Fourth Amended and Restated Agreement dated as of June 24, 2020 with Brian F. Coleman, which amended and restated his prior employment agreement. Pursuant to the restated agreement, Mr. Coleman is serving as our President and Chief Executive Officer and is currently receiving an annual base salary of $680,000, with such increases and bonuses as our Board of Directors may determine. The agreement currently expires on June 24, 2024 and is automatically renewable for successive two-year terms unless either party gives notice of termination at least ninety days prior to the expiration date of the then current term. In addition, during and after the term of the agreement, we have agreed to pay, grossed up for any taxes owed on such payments, life insurance premiums equal to $71,210 per year for nine years beginning in 2020, with respect to a $1,000,000 whole life insurance policy for the benefit of Mr. Coleman.
As part of the agreement, Mr. Coleman has agreed to certain covenants and restrictions, which include an agreement that Mr. Coleman will not compete with us in the United States for a period of twenty-four months after his termination for any reason. The agreement also provides that, in the event of his involuntary separation from Hudson without cause, or in the event he becomes disabled, or in the event of his voluntary separation for a good reason as enumerated in the agreement, Mr. Coleman will receive severance payments, in the form of the continuation of his annual base salary and benefits for a period of twenty-four months, and payment over a twenty-four month period of an amount equivalent to 100% of the highest bonus paid to Mr. Coleman in the three years prior to his termination. Furthermore, all stock options, stock appreciation rights, and any similar rights which Mr. Coleman holds on the date of termination of employment shall become fully vested and be exercisable and shall remain exercisable following the termination of employment until (i) expiration of the twenty-four month severance period, (ii) termination of severance benefits due to a breach of the agreement by Mr. Coleman, or (iii) expiration of the original term of the stock option, stock appreciation right or similar right, whichever first occurs.
The agreement also provides that severance is triggered under the agreement in the event that the executive’s employment is terminated by us without Cause (as defined) or for any reason by the executive within sixty (60) days following a Fundamental Change (as defined). A “Fundamental Change” is defined to include (a) if the Company or certain of its subsidiaries shall make a general assignment for the benefit of creditors, or a trustee, receiver or liquidator shall be appointed; (b) upon commencement of any proceedings by the Company or certain of its subsidiaries under any bankruptcy, reorganization, or similar law or statute; (c) upon the commencement of the dissolution or liquidation of the Company or certain of its subsidiaries; or a (d) upon a Change in Control (as defined therein).
Assuming Mr. Coleman was terminated on December 31, 2023 without cause or for any reason by the executive within sixty (60) days following a Fundamental Change or left Hudson for good reason on such date, Mr. Coleman would have received (i) salary and bonus of $3,216,816; and (ii) benefits valued at $153,632.
Nat Krishnamurti.   On September 5, 2016, we entered into an agreement with Nat Krishnamurti, pursuant to which Mr. Krishnamurti has agreed to certain covenants and restrictions, which include an agreement that Mr. Krishnamurti will not compete with us in the United States for a period of eighteen months after his termination for any reason. The agreement provides that Mr. Krishnamurti is entitled to sick leave for up to one hundred twenty days with continuation of at least 75% of Mr. Krishnamurti’s salary after the commencement of his sick leave. The agreement also provides that in the event of his involuntary separation without cause, or in the event he becomes disabled, or in the event of his voluntary separation for a good reason as enumerated in the agreement, Mr. Krishnamurti will receive severance payments, in the form of the continuation of his annual base salary and benefits for a period of twelve months, and a lump sum payment equivalent to the highest bonus paid to him in the three years prior to his termination, pro-rated to the date of his termination. In September 2019, the agreement was amended to update the agreement with respect to certain recent regulatory developments, including the Defend Trade Secrets Act and related whistleblower provisions, and other technical and clarifying amendments. The amended agreement did not materially amend the economic or other fundamental terms of the existing agreement.
Assuming Mr. Krishnamurti was terminated without cause on December 31, 2023 or left Hudson for good reason, Mr. Krishnamurti would have received (i) salary and bonus of $817,444; and (ii) benefits valued at $2,800.
Kathleen L. Houghton.   On September 30, 2019 we entered into an amended and restated agreement with Kathleen Houghton, pursuant to which Ms. Houghton has agreed to certain covenants and restrictions, which include an agreement that Ms. Houghton will not compete with us in the United States for a period of twelve months after her termination for any reason. The agreement provides that Ms. Houghton is entitled to sick leave for up to one hundred twenty days with continuation of at least 75% of Ms. Houghton’s salary after the commencement of her sick leave. The agreement also provides that in the event of her involuntary separation without cause or in the event of her voluntary separation for a good reason as enumerated in the agreement, Ms. Houghton will receive severance payments, in the form of the continuation of her annual base salary and benefits for a period of twelve months, and, subject to performance criteria, a lump sum payment equivalent to the highest bonus paid to her in the three years prior to her termination, pro-rated to the date of her termination.
Assuming Ms. Houghton was terminated without cause on December 31, 2023 or left Hudson for good reason, Ms. Houghton would have received (i) salary and bonus of $912,535; and (ii) benefits valued at $1,623.
Kenneth Gaglione.   On September 14, 2020, we entered into an agreement with Kenneth Gaglione, pursuant to which Mr. Gaglione has agreed to certain covenants and restrictions, which include an agreement that Mr. Gaglione will not compete with us in the United States for a period of six months after his termination of employment for any reason. The agreement also provides that in the event of his involuntary separation without cause, or in the event of his voluntary separation for a good reason as enumerated in the agreement, Mr. Gaglione will receive severance payments, in the form of the continuation of his annual base salary and benefits for a period of six months, and, subject to performance criteria, a lump sum payment equivalent to the highest bonus paid to him in the three years prior to his termination, pro-rated to the date of his termination.
Mr. Gaglione retired from Hudson on December 14, 2023.

Grants of Plan-Based Awards Table
The following table shows all plan-based equity and non-equity grants made by the Company during the 2023 fiscal year to the Named Executives.
2023 GRANTS OF PLAN-BASED AWARDS
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Brian F. Coleman	3/1/23	—	$1,620,000	—	—	234,332	$10.09	$860,000
Nat Krishnamurti	3/1/23	—	$610,000	—	—	61,308	$10.09	$225,000
Kathleen L. Houghton	3/1/23	—	$610,000	—	—	66,757	$10.09	$245,000
Kenneth Gaglione	3/1/23	—	$580,000	—	—	66,757	$10.09	$245,000
Outstanding Equity Awards Table
The following table discloses the outstanding option awards held by the Named Executives as of December 31, 2023. No outstanding unvested stock awards have been issued to the Named Executives.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Brian F. Coleman	945,000	—	$0.75	12/19/2029
	261,905	—	$1.60	3/12/2026
	169,626	—	$3.81	2/24/2027
	117,166	117,166(1)	$10.09	3/1/2026
Nat Krishnamurti	125,000	—	$0.75	12/19/2029
	41,667	—	$1.60	3/12/2026
	50,117	—	$3.81	2/24/2027
	30,654	30,654(1)	$10.09	3/1/2026
Kathleen L. Houghton	120,000	—	$0.75	12/19/2029
	47,619	—	$1.60	3/12/2026
	50,888	—	$3.81	2/24/2027
	33,379	33,378(1)	$10.09	3/1/2026
Kenneth Gaglione	33,378	—	$10.09	3/1/2026

(1)
The indicated options vested on March 1, 2024.

Option Exercises and Stock Vested Table
The following table shows information with respect to all stock options exercised by the Named Executives during 2023. There was no restricted stock held by those persons that vested during 2023.
OPTION EXERCISES AND STOCK VESTED
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Brian F. Coleman	—	—	—	—
Nat Krishnamurti	—	—	—	—
Kathleen L. Houghton	—	—	—	—
Kenneth Gaglione	90,135	$983,373	—	—
	23,810	$250,957	—	—
	23,902	$199,104	—	—
	33,379	$68,427	—	—
Stock Option Plans
2014 Stock Incentive Plan
We have adopted the 2014 Stock Incentive Plan (the “2014 Plan”), pursuant to which 3,000,000 shares of our common stock are currently reserved for issuance upon the exercise of options, designated as either (i) ISOs, under the Code or (ii) non-qualified options, or for issuance upon the granting of restricted stock, deferred stock or other stock-based awards. ISOs may be granted under the 2014 Plan to employees and officers of Hudson. Non-qualified options, restricted stock, deferred stock or other stock-based awards may be granted to consultants, directors (whether or not they are employees), employees or officers of Hudson. Stock appreciation rights may also be issued in tandem with stock options.
The 2014 Plan is intended to qualify under Rule 16b-3 under the Exchange Act and is administered by our Compensation Committee of the Board of Directors. The Committee, within the limitations of the 2014 Plan, determines the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the exercise price per share and the manner of exercise and the time, manner and form of payment upon exercise of an option. In the case of restricted stock, deferred stock or other stock-based awards, the Committee, within the limitations of the 2014 Plan, determines the persons to whom awards will be granted, the number of shares of stock subject to the award, and the restrictions on issuance and transfer of such shares. Unless the 2014 Plan is sooner terminated, the ability to grant options or other awards under the 2014 Plan will expire on September 17, 2024.
ISOs granted under the 2014 Plan may not be granted at a price less than the fair market value of our common stock on the date of grant (or 110% of fair market value in the case of ISOs granted to a 10% shareholder). In the case of ISOs, the aggregate fair market value of shares for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all of our stock option plans) may not exceed $100,000. Non-qualified options granted under the 2014 Plan may not be granted at a price less than the fair market value of our common stock. Options granted under the 2014 Plan will expire not more than ten years from the date of grant (five years in the case of ISOs granted to a 10% shareholder). Except as otherwise provided by the Committee with respect to non-qualified options, all options, restricted stock, deferred stock or other stock-based awards granted under the 2014 Plan are not transferable during a grantee’s lifetime but are transferable at death by will or by the laws of descent and distribution. In general, upon termination of employment of a grantee, all options, restricted stock, deferred stock or other stock-based awards granted to such person which are not exercisable on the date of such termination immediately terminate, and any options that are exercisable terminate 90 days following termination of employment.

As of December 31, 2023, we had options outstanding to purchase 1,277,435 shares of common stock under the 2014 Plan and 63,093 shares were reserved for future issuances under the 2014 Plan.
2018 Stock Incentive Plan
We have adopted the 2018 Stock Incentive Plan (the “2018 Plan”), pursuant to which 4,000,000 shares of our common stock are currently reserved for issuance upon the exercise of options, designated as either (i) ISOs, under the Code or (ii) non-qualified options, or for issuance upon the granting of restricted stock, deferred stock or other stock-based awards. ISOs may be granted under the 2018 Plan to employees and officers of Hudson. Non-qualified options, restricted stock, deferred stock or other stock-based awards may be granted to consultants, directors (whether or not they are employees), employees or officers of Hudson. Stock appreciation rights may also be issued in tandem with stock options.
The 2018 Plan is intended to qualify under Rule 16b-3 under the Exchange Act and is administered by our Compensation Committee of the Board of Directors. The Committee, within the limitations of the 2018 Plan, determines the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the exercise price per share and the manner of exercise and the time, manner and form of payment upon exercise of an option. In the case of restricted stock, deferred stock or other stock-based awards, the Committee, within the limitations of the 2018 Plan, determines the persons to whom awards will be granted, the number of shares of stock subject to the award, and the restrictions on issuance and transfer of such shares. Unless the 2018 Plan is sooner terminated, the ability to grant options or other awards under the 2018 Plan will expire on June 7, 2028.
ISOs granted under the 2018 Plan may not be granted at a price less than the fair market value of our common stock on the date of grant (or 110% of fair market value in the case of ISOs granted to a 10% shareholder). In the case of ISOs, the aggregate fair market value of shares for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all of our stock option plans) may not exceed $100,000. Non-qualified options granted under the 2018 Plan may not be granted at a price less than the fair market value of our common stock. Options granted under the 2018 Plan will expire not more than ten years from the date of grant (five years in the case of ISOs granted to a 10% shareholder). Except as otherwise provided by the Committee with respect to non-qualified options, all options, restricted stock, deferred stock or other stock-based awards granted under the 2018 Plan are not transferable during a grantee’s lifetime but are transferable at death by will or by the laws of descent and distribution. In general, upon termination of employment of a grantee, all options, restricted stock, deferred stock or other stock-based awards granted to such person which are not exercisable on the date of such termination immediately terminate, and any options that are exercisable terminate 90 days following termination of employment.
As of December 31, 2023, we had options outstanding to purchase 1,370,000 shares of common stock under the 2018 Plan and 1,398,639 shares were reserved for future issuances under the 2018 Plan.
2020 Stock Incentive Plan
We have adopted the 2020 Stock Incentive Plan (the “2020 Plan”), pursuant to which 3,000,000 shares of our common stock are currently reserved for issuance upon the exercise of options, designated as either (i) ISOs, under the Code or (ii) non-qualified options, or for issuance upon the granting of restricted stock, deferred stock or other stock-based awards. ISOs may be granted under the 2020 Plan to employees and officers of Hudson. Non-qualified options, restricted stock, deferred stock or other stock-based awards may be granted to consultants, directors (whether or not they are employees), employees or officers of Hudson. Stock appreciation rights may also be issued in tandem with stock options.
The 2020 Plan is intended to qualify under Rule 16b-3 under the Exchange Act and is administered by our Compensation Committee of the Board of Directors. The Committee, within the limitations of the 2020 Plan, determines the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the exercise price per share and the manner of exercise and the time, manner and form of payment upon exercise of an option. In the case of restricted stock, deferred stock or other stock-based awards, the

Committee, within the limitations of the 2020 Plan, determines the persons to whom awards will be granted, the number of shares of stock subject to the award, and the restrictions on issuance and transfer of such shares. Unless the 2020 Plan is sooner terminated, the ability to grant options or other awards under the 2020 Plan will expire on June 11, 2030.
ISOs granted under the 2020 Plan may not be granted at a price less than the fair market value of our common stock on the date of grant (or 110% of fair market value in the case of ISOs granted to a 10% shareholder). In the case of ISOs, the aggregate fair market value of shares for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all of our stock option plans) may not exceed $100,000. Non-qualified options granted under the 2020 Plan may not be granted at a price less than the fair market value of our common stock. Options granted under the 2020 Plan will expire not more than ten years from the date of grant (five years in the case of ISOs granted to a 10% shareholder). Except as otherwise provided by the Committee with respect to non-qualified options, all options, restricted stock, deferred stock or other stock-based awards granted under the 2020 Plan are not transferable during a grantee’s lifetime but are transferable at death by will or by the laws of descent and distribution. In general, upon termination of employment of a grantee, all options, restricted stock, deferred stock or other stock-based awards granted to such person which are not exercisable on the date of such termination immediately terminate, and any options that are exercisable terminate 90 days following termination of employment.
As of December 31, 2023, we had options outstanding to purchase 0 shares of common stock under the 2020 Plan and 2,879,731 shares were reserved for future issuances under the 2020 Plan.
Executive Pay Versus Performance
We are required by SEC rules to disclose the following information regarding compensation paid to our Named Executives. The amounts set forth below under the headings “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K. Footnotes (5) through (7) below set forth the adjustments from the Total Compensation for each Named Executive reported in the Summary Compensation Table above.
The following table sets forth additional compensation information for our Chief Executive Officer, who is our principal executive officer (PEO), our former Chief Executive Officer, and our non-PEO Named Executives (NEOs), along with total shareholder return, net income, and EBITDA performance results for fiscal years 2020, 2021, 2022 and 2023.
PAY VERSUS PERFORMANCE
							Value of Initial Fixed $100 Investment on 12/31/19 Based on
Year	Summary Compensation Table Total for PEO (Brian F. Coleman)	Summary Compensation Table Total for PEO (Kevin J. Zugibe)(1)	Compensation Actually Paid to PEO (Brian F. Coleman)	Compensation Actually Paid to PEO (Kevin J. Zugibe)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non-PEO NEOs(2)	Total Shareholder Return	Peer Group Total Shareholder Return(3)	Net Income (Loss)	EBITDA(4)
2020	$981,953	$256,628	$765,047(5)	$242,753(6)	$550,679	$526,353(7)	$111.22	$118.36	$(5,208,000)	$13,001,000
2021	$1,800,574	—	$1,657,574(5)	—	$608,173	$537,598(7)	$453.06	$134.57	$32,259,000	$50,961,000
2022	$2,570,386	—	$2,396,608(5)	—	$799,057	$768,364(7)	$1,032.65	$105.56	$103,801,000	$137,486,000
2023	$1,095,224	—	$2,036,459(5)	—	$497,469	$698,194(7)	$1,376.53	$121.49	$52,247,000	$86,262,000

(1)
Mr. Zugibe passed away on June 23, 2020.

(2)
Named executive officers during the applicable years are: (i) 2020 — Nat Krishnamurti, Chief Financial Officer and Secretary; Kathleen L. Houghton, Vice President — Sales and Marketing; and Ryan A. Maupin — Chief Restructuring Officer; (ii) 2021 — Nat Krishnamurti, Chief Financial Officer and Secretary; and Kathleen L. Houghton, Vice President — Sales and Marketing; (iii) 2022 — Nat Krishnamurti, Chief Financial Officer and Secretary; and Kathleen L. Houghton, Vice President — Sales and Marketing; and (iv) 2023 — Nat Krishnamurti, Chief Financial Officer and Secretary; Kathleen L. Houghton, Senior Vice President — Sales and Marketing; and Kenneth Gaglione, Vice President — Operations.

(3)
Peer group is the Russell 2000 Index.

(4)
EBITDA consists of net income (loss), plus interest expense, income tax expense (benefit), depreciation and amortization. EBITDA is a non-GAAP financial measure.

(5)
Represents the Summary Compensation Table Total for Mr. Coleman for 2020, 2021, 2022 and 2023 adjusted as follows:

Year	Summary Compensation Table Total for PEO (Brian F. Coleman)	Deduction of fair value of any stock option grants or stock awards during the year	(i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year
(ii) the
amount of
change as of
the end of the
applicable
year (from the
end of the
prior fiscal
year) in fair
value of any
awards
granted in
prior years
that are
outstanding
and unvested
as of the
end of the
applicable year
					(iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date	(iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value
(v) for awards
granted in
prior years that
are determined
to fail to meet
the applicable
vesting
conditions
during the
applicable year,
a deduction for
the amount equal
to the fair value
at the end of the
prior fiscal year

(vi) the dollar
value of any
dividends or
other earnings
paid on stock or
option awards in
the applicable
year prior to the
vesting date that
are not otherwise
reflected in the
fair value of
such award or
included
in any other
component
of total
compensation for
the applicable
year
									Compensation Actually Paid to PEO (Brian F. Coleman)
2020	$981,953	$(220,000)	—	—	—	$3,094	—	—	$765,047
2021	$1,800,574	$(363,000)	—	—	$220,000	—	—	—	$1,657,574
2022	$2,570,386	$(860,000)	$504,722	—	$181,500	—	—	—	$2,396,608
2023	$1,095,224	$(119,000)	$630,236	—	$429,999	—	—	—	$2,036,459

(6)
Represents the Summary Compensation Table Total for Mr. Zugibe for 2020 adjusted as follows:

Year	Summary Compensation Table Total for PEO (Kevin J. Zugibe)	Deduction of fair value of any stock option grants or stock awards during the year	(i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year
(ii) the
amount of
change as of
the end of the
applicable
year (from the
end of the
prior fiscal
year) in fair
value of any
awards
granted in
prior years
that are
outstanding
and unvested
as of the end
of the
applicable year
					(iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date	(iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value
(v) for awards
granted in
prior years that
are determined
to fail to meet
the applicable
vesting
conditions
during the
applicable year,
a deduction for
the amount equal
to the fair value
at the end of the
prior fiscal year

(vi) the dollar
value of any
dividends or
other earnings
paid on stock or
option awards in
the applicable
year prior to the
vesting date that
are not otherwise
reflected in the
fair value of
such award or
included in any
other component
of total
compensation for
the applicable
year
									Compensation Actually Paid to PEO (Kevin J. Zugibe)
2020	$256,628	—	—	—	—	$(13,875)	—	—	$242,753

(7)
Represents the average Summary Compensation Table Total for the applicable executives described in footnote (2) above for 2020, 2021, 2022 and 2023 adjusted as follows:

Year	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Deduction of fair value of any stock option grants or stock awards during the year	(i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year
(ii) the
amount of
change as
of the
end of the
applicable year
(from the end of
the prior fiscal
year) in fair
value of any
awards granted
in prior years
that are
outstanding and
unvested as of
the end of the
applicable year
					(iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date	(iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value
(v) for
awards
granted in
prior years
that are
determined
to fail to meet
the applicable
vesting
conditions
during the
applicable
year, a deduction
for the amount
equal to the
fair value
at the end
of the prior
fiscal year

(vi) the dollar
value of any
dividends or
other earnings
paid on stock or
option awards in
the applicable
year prior to the
vesting date that
are not otherwise
reflected in the
fair value of such
award or
included in any
other component
of total
compensation for
the applicable
year
									Average Compensation Actually Paid to Non-PEO NEOs
2020	$550,679	$(25,000)	—	—	—	$674	—	—	$526,353
2021	$608,173	$(108,075)	—	—	$37,500	—	—	—	$537,598
2022	$799,057	$(235,000)	$150,269	—	$54,038	—	—	—	$768,364
2023	$497,469	$(33,250)	$114,809	—	$119,166	—	—	—	$698,194
Supplemental Pay Versus Performance Tables
The following table illustrates the relationship between the Compensation Actually Paid (as set forth in the Pay Versus Performance table above) for the PEO and the average Compensation Actually Paid (as set forth in the Pay Versus Performance table above) for the non-PEO NEOs and the cumulative shareholder return of Hudson Technologies, Inc. stock during 2020, 2021, 2022 and 2023 and the cumulative shareholder return of the Russell 2000 Index during 2020, 2021, 2022 and 2023.

The following table illustrates the relationship between the Compensation Actually Paid (as set forth in the Pay Versus Performance table above) for the PEO and the average Compensation Actually Paid (as set forth in the Pay Versus Performance table above) for the non-PEO NEOs and the net income of Hudson Technologies, Inc. during 2020, 2021, 2022 and 2023.
The following table illustrates the relationship between the Compensation Actually Paid (as set forth in the Pay Versus Performance table above) for the PEO and the average Compensation Actually Paid (as set forth in the Pay Versus Performance table above) for the non-PEO NEOs and the EBITDA of Hudson Technologies, Inc. during 2020, 2021, 2022 and 2023.
List of Financial Performance Measures
The following list represents the most important financial performance measures used by the Company to link compensation actually paid to the NEOs for the most recently completed fiscal year to company performance.

TABULAR LIST OF FINANCIAL PERFORMANCE MEASURES USED TO LINK COMPENSATION ACTUALLY PAID TO NEOs FOR THE MOST RECENTLY COMPLETED FISCAL YEAR TO COMPANY PERFORMANCE
EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization)
Hudson Technologies, Inc. Stock Price
Net income
Director Compensation
The Board’s standard non-employee director compensation structure is as follows:
•
Annual cash fee of $50,000 per year payable in equal quarterly installments;

•
In addition to the annual cash fee set forth above, the Chairperson of the Audit Committee, the Compensation Committee, and the Environmental, Health and Safety Committee, shall receive an additional annual cash fee of $10,000 payable in equal quarterly installments;

•
An additional payment five business days following the annual shareholders meeting of the Company of $50,000 — payable in the form of an equity grant determined by the Compensation Committee.

•
An additional payment five business days following the annual shareholders meeting of the Company of $50,000 — payable, at the choice of each director, either (1) entirely in the form of an equity grant determined by the Compensation Committee or (2) half in cash and half in the form of an equity grant determined by the Compensation Committee.

Non-employee directors also received reimbursement for out-of-pocket expenses incurred for attendance at meetings of the Board of Directors and Board committee meetings.
The following table discloses the compensation of the non-employee directors who served as our directors during the year ended December 31, 2023.
DIRECTOR COMPENSATION
Name	Fees earned or paid in cash	Stock Awards(1)	Option Awards(2)	All Other Compensation	Total
Vincent P. Abbatecola(3)	$72,500	—	$87,500	—	$160,000
Nicole Bulgarino(3)	$60,000	—	$90,000	—	$150,000
Stephen P. Mandracchia(3)(4)	$70,000	—	$75,000	—	$145,000
Loan N. Mansy(3)	$50,000	$50,000	$50,000	—	$150,000
Richard Parrillo(3)	$85,000	—	$75,000	—	$160,000
Eric A. Prouty(3)	$75,000	$25,000	$50,000	—	$150,000

(1)
Reflects the fair value of a share grant computed in accordance with FASB ASC Topic 718, based on the applicable fair-market value on the date of grant.

(2)
We utilize the grant date fair value using the Black-Scholes method as described in Note 12 to the Notes to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2023.

(3)
As of December 31, 2023, Mr. Abbatecola held options to purchase 39,012 shares of common stock, Ms. Bulgarino held options to purchase 21,127 shares of common stock, Mr. Mandracchia held options to purchase 25,076 shares of common stock, Ms. Mansy held options to purchase 11,737 shares of common stock, Mr. Parrillo held options to purchase 88,608 shares of common stock, and Mr. Prouty held options to purchase 79,207 shares of common stock.

(4)
Mr. Mandracchia resigned from the Board on October 11, 2023.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of April 16, 2024 based on information obtained from the persons named below, with respect to the beneficial ownership of our Common Stock by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock, (ii) the Named Executives, (iii) each of our directors and (iv) all of our directors and executive officers as a group:
BENEFICIAL OWNERSHIP TABLE
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Brian F. Coleman	2,532,481(2)	5.4%
Nat Krishnamurti	306,988(3)	*
Kathleen L. Houghton	331,149(4)	*
Kenneth Gaglione	108,382(5)	*
Vincent P. Abbatecola	203,132(6)	*
Nicole Bulgarino	24,528(7)	*
Loan N. Mansy	20,374(8)	*
Richard Parrillo	268,376(9)	*
Eric A. Prouty	223,846(10)	*
Ernest Lazarus	3,959,915(11)	8.7%
BlackRock, Inc.	3,165,649(12)	7.0%
All directors and executive officers as a group (Eight Persons)	3,910,874(13)	8.2%

*
= Less than 1%

(1)
A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from April 16, 2024. Each beneficial owner’s percentage ownership is determined by assuming that options that are held by such person (but not held by any other person), and which are exercisable within 60 days from April 16, 2024, have been exercised. Unless otherwise noted, Hudson believes that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. The address for each beneficial owner, unless otherwise noted, is c/o Hudson Technologies, Inc. at: 300 Tice Boulevard, Suite 290, Woodcliff Lake, New Jersey 07677.

(2)
Includes (i) 945,000 shares that may be purchased at $0.75 per share; (ii) 261,905 shares that may be purchased at $1.60 per share; (iii) 169,626 shares that may be purchased at $3.81 per share; (iv) 234,332 shares that may be purchased at $10.09 per share; and (v) 10,034 shares that may be purchased at $14.89 per share, under exercisable options.

(3)
Includes (i) 125,000 shares that may be purchased at $0.75 per share; (ii) 41,667 shares that may be purchased at $1.60 per share; (iii) 50,117 shares that may be purchased at $3.81 per share; (iv) 61,308 shares that may be purchased at $10.09 per share; and (v) 3,689 shares that may be purchased at $14.89 per share, under exercisable options.

(4)
Includes (i) 120,000 shares that may be purchased at $0.75 per share; (ii) 47,619 shares that may be purchased at $1.60 per share; (iii) 50,888 shares that may be purchased at $3.81 per share; (iv) 66,757 shares that may be purchased at $10.09 per share; and (v) 4,722 shares that may be purchased at $14.89 per share, under exercisable options.

(5)
Includes 33,378 shares that may be purchased at $10.09 per share, under exercisable options.

(6)
Includes (i) 8,276 shares that may be purchased at $3.40 per share; (ii) 5,452 shares that may be purchased at $9.82 per share; (iii) 4,744 shares that may be purchased at $7.35 per share; and (iv) 20,540 shares that may be purchased at $9.55 per share, under exercisable options.

(7)
Includes 21,127 shares that may be purchased at $9.55 per share, under exercisable options.

(8)
Includes 11,737 shares that may be purchased at $9.55 per share, under exercisable options.

(9)
Includes (i) 60,000 shares that may be purchased at $0.75 per share; (ii) 8,276 shares that may be purchased at $3.40 per share; (iii) 2,726 shares that may be purchased at $9.82 per share; and (iv) 17,606 shares that may be purchased at $9.55 per share, under exercisable options.

(10)
Includes (i) 60,000 shares that may be purchased at $0.75 per share; (ii) 2,726 shares that may be purchased at $9.82 per share; (iii) 4,744 shares that may be purchased at $7.35 per share; and (iv) 11,737 shares that may be purchased at $9.55 per share, under exercisable options.

(11)
Represents aggregate amount of beneficially owned common stock as reported in a Schedule 13G filed by Ernest Lazarus on July 29, 2019. The address of Ernest Lazarus is 2604 Totana Court, San Ramon, California 94583.

(12)
Represents aggregate amount of beneficially owned common stock as reported in a Schedule 13G Amendment No. 1 filed by BlackRock, Inc. and its fund affiliates on January 26, 2024. BlackRock, Inc. has sole voting power over 3,087,050 of the indicated shares and sole dispositive power over all of the indicated shares. The address of BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

(13)
Includes options to purchase 2,432,355 shares of common stock which may be purchased under exercisable options.

PROPOSAL 2
APPROVAL OF 2024 STOCK INCENTIVE PLAN
Subject to the approval of the Company’s shareholders, the Board approved the Hudson Technologies, Inc. 2024 Stock Incentive Plan (the “Stock Incentive Plan”) on February 29, 2024.
General Description of the Stock Incentive Plan
The Stock Incentive Plan may be administered by the Compensation Committee or another committee appointed by the Board from among its members. In the absence of such committee, the Board shall administer the Plan. The Compensation Committee (i) may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and (ii) may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation Committee or to the CEO, including, but not limited to, the authority to make grants of awards of stock rights or options to any officer or employee of the Company, other than officers subject to Section 16 of the Securities Exchange Act of 1934, under the Stock Incentive Plan, as the Compensation Committee deems appropriate. Presently, it is anticipated that the Stock Incentive Plan, except as otherwise required in the Stock Incentive Plan, will be administered by the Compensation Committee. As used throughout this section, the term “Administrator” refers to the Board, the Compensation Committee, or other Board Committee in its role as administrator of the Stock Incentive Plan, if applicable.
Under the Stock Incentive Plan, the Administrator is authorized to grant awards to non-employee directors, executive officers and other employees of, and consultants and advisors to, the Company or any of its subsidiaries and to determine the number and types of such awards and the terms, conditions, vesting and other limitations applicable to each such award. In addition, the Administrator has the power to interpret the Stock Incentive Plan and to adopt such rules and regulations as it considers necessary or appropriate for purposes of administering the Stock Incentive Plan.
The following types of awards or any combination of them may be granted under the Stock Incentive Plan: (i) incentive stock options, (ii) non-qualified stock options, (iii) stock grants, and (iv) performance awards. The maximum number of shares of Common Stock with respect to which awards may be granted to any individual participant under the Stock Incentive Plan during each of the Company’s fiscal years will not exceed 750,000 shares, subject to certain adjustments.
The aggregate number of shares of Common Stock reserved for awards under the Stock Incentive Plan is 3,000,000 shares, subject to adjustments for stock splits, recapitalizations and other specified events. Such shares may be treasury shares or authorized but unissued shares. If any outstanding award is cancelled, forfeited, or surrendered to the Company, shares of Common Stock allocable to such award may again be available for awards under the Stock Incentive Plan. Incentive stock options may be granted only to participants who are executive officers or to other employees of the Company or any of its subsidiaries on the date of the grant, and non-qualified stock options may be granted to any participant in the Stock Incentive Plan. No stock option granted under the Stock Incentive Plan will be exercisable later than ten years after the date it is granted.
Set forth below is a summary of the principal features of the Stock Incentive Plan. The summary of the Stock Incentive Plan is not intended to be complete and is qualified in its entirety by reference to the full text of the Stock Incentive Plan attached to this proxy statement as Appendix A.
Summary of the Stock Incentive Plan
Purpose of the Stock Incentive Plan
The purpose of the Stock Incentive Plan is to provide incentives to attract, retain, motivate and reward highly competent persons as non-employee directors, executive officers and other employees of, or consultants or advisors to, Hudson or any of its subsidiary corporations, limited liability companies or other forms of business entities now existing or hereafter formed or acquired (“Subsidiaries”) by providing them with opportunities to acquire shares of Common Stock or to receive other awards under the Stock Incentive Plan, as applicable. Furthermore, the Stock Incentive Plan is intended to assist in further aligning the interests of participants in the Stock Incentive Plan with those of the shareholders of Hudson.

Consideration to be Received by Hudson for the Granting of Awards
The Board believes that Hudson and its Subsidiaries will significantly benefit from having Hudson’s non-employee directors, executive officers, other employees, consultants or advisors, receive options to purchase Common Stock and other awards under the Stock Incentive Plan, as applicable. Providing an opportunity to the foregoing participants in the Stock Incentive Plan to acquire Common Stock or benefit from the appreciation of Common Stock is valuable in attracting and retaining highly qualified outside directors, employees, consultants and advisors and in providing additional motivation to such persons to use their best efforts on behalf of Hudson and its shareholders.
Awards
As a single award, or in any combination, the following types of awards may be granted under the Stock Incentive Plan: (i) “Stock Options” (both “Incentive Stock Options” and “Non-Qualified Stock Options”) to acquire shares of common stock; (ii) “Stock Grants” which entitle the grantee to acquire shares of Common Stock which may be subject to certain restrictions such as restrictions on transferability; and (iii) “Performance Awards,” which entitle the grantee to receive, without payment, shares of Common Stock or the value of such shares following the attainment of performance goals. Awards are evidenced by award agreements in such forms as the Administrator approves from time to time. Each award is subject to such terms and conditions consistent with the Stock Incentive Plan, as determined by the Administrator and as set forth in the award agreement. The Administrator shall have the authority to retract any award granted under the Stock Incentive Plan in case of a material restatement of the financial statements of Hudson or if it is otherwise determined by the Administrator that the previously granted award was not earned by the participant.
Administration of the Stock Incentive Plan
The Stock Incentive Plan may be administered by the Administrator, which may be the Board or the Compensation Committee or, if the Board so determines, by other applicable Board Committee. Under the Stock Incentive Plan, the Administrator is authorized to grant awards to non-employee directors, executive officers, and other employees of and consultants and advisors to, Hudson or any of its Subsidiaries and to determine the number and types of such awards and the terms, conditions, vesting and other limitations applicable to each such award. In addition, the Administrator has the power to interpret the Stock Incentive Plan and to adopt such rules and regulations as it considers necessary or appropriate for purposes of administering the Stock Incentive Plan. The Compensation Committee (i) may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and (ii) may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation Committee or to the CEO, including, but not limited to, the authority to make grants of awards of stock rights or options to any officer or employee of the Company, other than officers subject to Section 16 of the Securities Exchange Act of 1934, under the Stock Incentive Plan, as the Compensation Committee deems appropriate.
The Board has the authority to establish stock grant levels and stock ownership guidelines for non-employee directors.
Eligibility and Participation
All non-employee directors, executive officers and other employees of, and consultants and advisors to, Hudson or any of its Subsidiaries, who are significantly responsible for the success and future growth and profitability of Hudson, as determined by the Administrator, are eligible to be participants in the Stock Incentive Plan. As of the date of this proxy statement, seven directors, one non-director executive officer and approximately 230 employees were eligible to be participants under the Stock Incentive Plan. We are presently unable to determine the number of consultants or advisors who may be eligible to receive awards under the Stock Incentive Plan. The number of persons covered by the Stock Incentive Plan may increase if we employ additional employees, elect additional directors or retain additional consultants and advisors. A participant’s right, if any, to continue to serve Hudson as a director, executive officer or other employee, or otherwise will not be enlarged or otherwise affected by his or her designation as a participant under the

Stock Incentive Plan. Participants may receive one or more awards under the Stock Incentive Plan. To date, no awards have been granted under the Stock Incentive Plan and we are unable to determine the benefits or amounts to be received under the Stock Incentive Plan by any individual recipient.
Shares Subject to Awards
The aggregate number of shares of Common Stock that are currently reserved for awards, including shares underlying stock options, that may be granted under the Stock Incentive Plan is 3,000,000 shares, subject to adjustments for stock splits, recapitalizations and other specified events. The maximum number of shares of Common Stock with respect to which awards may be granted or measured to any individual participant under the Stock Incentive Plan during any fiscal year of Hudson may not exceed 750,000 shares, subject to certain adjustments. Such shares may be treasury shares or authorized but unissued shares. If any outstanding award is canceled, forfeited, or surrendered to Hudson, the underlying shares of Common Stock allocable to such award may again be available for awards under the Stock Incentive Plan.
Stock Options
Stock Options granted under the Stock Incentive Plan may be either Incentive Stock Options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)) or Non-Qualified Stock Options that do not qualify as Incentive Stock Options; provided, however, that no Incentive Stock Option may be issued in tandem with a Non-Qualified Stock Option. See “U.S. Federal Income Tax Consequences.”
The Administrator determines the exercise price at which shares underlying a Stock Option may be purchased, whether an Incentive Stock Option or a Non-Qualified Stock Option. However, the exercise price of a Stock Option may not be less than the fair market value of the shares of Common Stock on the date the Stock Option is granted. No Stock Option will be exercisable later than ten years after the date it is granted. Stock Options granted under the Stock Incentive Plan are exercisable at such times as specified in the Stock Incentive Plan and the award agreement relating to the Stock Option. A participant in the Stock Incentive Plan must pay the option exercise price in cash, unless the Administrator prescribes another method consistent with applicable law and the Plan.
Incentive Stock Options may be granted only to executive officers and other employees of Hudson or any of its Subsidiaries on the date of grant. The aggregate market value (determined as of the date of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year may not exceed $100,000. Furthermore, Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all outstanding classes of stock of Hudson or any of its Subsidiaries, unless the exercise price is fixed at not less than 110% of the fair market value of the Common Stock on the date of grant, and such an Incentive Stock Option cannot be exercised more than five years after the date of grant.
Stock Grants
Stock Grants may be granted to non-employee directors, executive officers and other employees of, or consultants or advisors to, Hudson or any of its Subsidiaries. A Stock Grant may include restrictions on the sale or other disposition of the shares covered by the award, and Hudson may have the right to reacquire such shares for no consideration upon termination of the participant’s employment within specified periods. The award agreement will specify whether the participant will have, with respect to the shares of Common Stock subject to a Stock Grant, all of the rights of a holder of shares of Common Stock, including the right to receive dividends, if any, and to vote the shares.
Performance Awards
Performance Awards may be granted to executive officers and other employees of Hudson or any of its Subsidiaries. The Administrator will set performance targets at its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Awards that will be paid out to the participants and may attach to such Performance Awards one or more restrictions. Performance targets may be based upon Company-wide, divisional and/or individual performance.

Payment of earned Performance Awards may be made in shares of Common Stock or in cash and will be made in accordance with the terms and conditions prescribed or authorized by the Administrator. The participant may elect to defer, or the Administrator may require or permit the deferral of, the receipt of Performance Awards upon such terms as the Administrator deems appropriate.
Effect of Change in Control
The Stock Incentive Plan provides for the acceleration of certain benefits in the event of a “Change in Control” of Hudson. The meaning of a “Change in Control” is either defined in the participant’s employment agreement or change-in-control agreement, if one exists, or by the Stock Incentive Plan. The Stock Incentive Plan definition includes, among other things, such events as the sale of all or substantially all of the assets of Hudson, any person becoming the beneficial owner of more than 50% of Hudson voting stock, and a merger of Hudson where Hudson stockholders own less than 51% of the voting stock of the surviving entity.
All unvested awards granted under the Stock Incentive Plan will become fully vested immediately upon the occurrence of the Change in Control and such vested awards will be paid out or settled, as applicable, within 60 days upon the occurrence of the Change in Control, subject to requirements of applicable laws and regulations. The Administrator may determine that upon the occurrence of a Change in Control, each Stock Option outstanding will terminate and the holder will receive, within 60 days upon the occurrence of the Change in Control, an amount equal to the excess of the fair market value of the shares underlying the award immediately prior to the occurrence of such Change in Control over the exercise price per share of such award. This cashout amount is payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Administrator, in its discretion, shall determine.
Adjustments to Awards Due to Changes in Hudson’s Capital Structure
In the event of any change in the shares of Common Stock by reason of a merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, stock dividend, split up, spinoff, combination of shares, exchange of shares, dividend in kind, or other similar change in the corporate structure or distribution (other than normal cash dividends) to stockholders, each outstanding Stock Option will be adjusted. The adjustments will make each award exercisable thereafter for the securities, cash and/or other property as would have been received in respect of the Common Stock subject to such award had the Stock Option been exercised in full immediately prior to the change or distribution. Furthermore, in the event of any such change or distribution, in order to prevent dilution or enlargement of participants’ rights under the Stock Incentive Plan, the Administrator shall make equitable adjustments to, among other things, the number and kind of shares subject to outstanding awards and exercise price of outstanding awards.
Termination of Employment
Except as otherwise expressly provided, if a participant’s employment is terminated due to death or disability, then the participant’s unvested Stock Grants and unexercisable Stock Options shall become vested or exercisable, as applicable, immediately as of the date of the termination of the participant’s employment. All Stock Options that were or became exercisable as of the date of the participant’s death or such termination of employment, will remain exercisable until the earlier of (i) the end of the one-year period following the date of the participant’s death or following the date of the termination of his or her employment, as the case may be, or (ii) the date the Stock Option would otherwise expire. All unearned or unvested Performance Awards held by the participant (with a minimum of one year into the performance period) on the date of the participant’s death or the date of such termination of his or her employment, as the case may be, will immediately become earned or vested as of such date and will be paid out or settled based on the participant’s performance immediately prior to the date of the participant’s death or the date of such termination of his or her employment on a pro-rated basis.
Except as otherwise expressly provided, a participant whose employment is voluntarily terminated by the participant, or whose employment is terminated for cause, as defined in the Stock Incentive Plan, forfeits all awards, whether or not vested, exercisable or earned, granted to the participant.

Unless otherwise provided by the Administrator, a participant whose employment is terminated for any reason, other than for cause, death or disability, including, without limitation, retirement, forfeits all unvested, unexercisable and unearned awards granted to the participant. All exercisable Stock Options held by the participant on the date of the termination of his or her employment for any reason other than for voluntary termination, cause, death or disability will remain exercisable until the earlier of (i) the end of the 90-day period following the date of the termination of the participant’s employment, or (ii) the date the Stock Option would otherwise expire. The Stock Incentive Plan’s provisions relating to termination of employment may be modified in the discretion of the Administrator.
Transferability
Each award granted under the Stock Incentive Plan which is subject to restrictions on transferability and/or exercisability is not transferable otherwise than by will or the laws of descent and distribution, and/or is exercisable, during the participant’s lifetime, only by the participant. The Administrator may allow a Stock Option to be exercisable during a period after the death of the participant by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the Stock Option will pass by will or the laws of descent and distribution. The Administrator also may permit an award (other than an Incentive Stock Option) to be transferred by a participant solely to members of the participant’s immediate family or trusts or family partnerships for the benefit of such persons, subject to any restriction included in the award agreement.
Amendment of Awards
The terms and conditions applicable to any award may be amended or modified by mutual agreement between Hudson and the participant or any other persons as may then have an interest in the award. Also, by mutual agreement between Hudson and a participant under the Stock Incentive Plan or under any other present or future plan of Hudson, awards may be granted to a participant in substitution and exchange for, and in cancellation of, any awards previously granted to a participant under the Stock Incentive Plan or any other present or future plan of Hudson.
Term and Amendment of the Stock Incentive Plan
If the Stock Incentive Plan is approved at the Annual Meeting it will terminate on June 12, 2034, unless terminated sooner by the Board or the Administrator. Subject to the provisions of the Stock Incentive Plan, the Board or the Administrator, if other than the Board, may amend the Stock Incentive Plan from time to time, and suspend or terminate the Stock Incentive Plan at any time. Without stockholder approval, no amendment may (i) increase the total number of shares which may be issued under the Stock Incentive Plan or the maximum number of shares with respect to which Stock Options and other awards that may be granted to any individual under the Stock Incentive Plan; (ii) modify the requirements as to eligibility for awards under the Stock Incentive Plan; (iii) disqualify any Incentive Stock Options granted under the Stock Incentive Plan; or (iv) effect the repricing of Stock Options.
U.S. Federal Income Tax Consequences
The following information summarizes the material U.S. federal income tax consequences upon participants and the Company with respect to the grant and exercise of stock options under the Stock Incentive Plan. It does not purport to be complete, and does not discuss the tax consequences of a participant’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. This summary is qualified in its entirety by reference to the applicable provisions of the Code and the regulations adopted under the Code, each as in effect on the date hereof.
Participants are encouraged to consult their own tax advisors regarding the municipal, state, U.S. federal and foreign income tax consequences in their particular circumstances and with respect to their particular awards. The provisions of the Code described in this section include current U.S. federal income tax law only and do not reflect any proposals to revise current tax law. The U.S. federal income tax consequences applicable to officers, directors, and other persons who are subject to potential liability under Section 16(b) of the Exchange Act may be different than the U.S. federal income tax consequences applicable to persons who are not subject to Section 16(b).

To ensure compliance with IRS Circular 230, stockholders are hereby notified that: (a) any discussion of federal tax issues contained or referred to herein is not intended or written to be used, and cannot be used by a stockholder, for the purpose of avoiding penalties that may be imposed on the stockholder under the Internal Revenue Code, (b) such discussion is written in connection with this proxy statement and the matters addressed herein, and (c) a stockholder should seek advice based on his, her or its particular circumstances from an independent tax advisor.
Incentive Stock Options
Generally, under the Code, an optionee will not realize taxable income by reason of the grant or exercise of an Incentive Stock Option granted pursuant to the Stock Incentive Plan (see, however, discussion of alternative minimum tax below). If an optionee exercises an Incentive Stock Option and does not dispose of the shares until the later of: (i) two years from the date the option was granted and (ii) one year from the date of exercise, the entire gain, if any, realized upon disposition of such shares will be taxable to the optionee as long-term capital gain, and Hudson will not be entitled to any income tax deduction. If an optionee disposes of the shares within the period of two years from the date of grant or one year from the date of exercise (a “disqualifying disposition”), the optionee generally will realize ordinary income in the year of disposition and Hudson will receive a corresponding income tax deduction in an amount equal to the excess of (i) the lesser of (a) the amount, if any, realized on the disposition and (b) the fair market value of the shares on the date the option was exercised over (ii) the option price. Any additional gain realized on the disposition will be short- term or long-term capital gain and any loss will be long-term or short-term capital loss, as applicable. The optionee will be considered to have disposed of a share if he or she sells, exchanges, makes a gift of or transfers legal title to the share (except transfers, among others, by pledge, on death or to a spouse). If the disposition is by sale or exchange, the optionee’s tax basis will equal the amount paid for the shares plus any ordinary income realized as a result of the disqualifying disposition.
The exercise of an Incentive Stock Option may subject the optionee to the so-called “alternative minimum tax” (“AMT”). The amount by which the fair market value of the shares purchased at the time of the exercise exceeds the option exercise price is an adjustment for purposes of computing the AMT. In the event of a disqualifying disposition of the shares in the same taxable year as exercise of the Incentive Stock Option, no adjustment is then required for purposes of the AMT, but regular income tax, as described above, may result from such disqualifying disposition.
An optionee who surrenders shares as payment of the exercise price of his or her Incentive Stock Option generally will not recognize gain or loss on his or her surrender of such shares. The surrender of shares previously acquired upon exercise of an Incentive Stock Option in payment of the exercise price of another Incentive Stock Option, is, however, a “disposition” of such stock. If the Incentive Stock Option holding period requirements described above have not been satisfied with respect to such stock, such disposition will be a disqualifying disposition that may cause the optionee to recognize ordinary income as discussed above.
Under the Code, all of the shares received by an optionee upon exercise of an Incentive Stock Option by surrendering shares will be subject to the Incentive Stock Option holding period requirements. Of those shares, a number of shares (the “Exchange Shares”) equal to the number of shares surrendered by the optionee will have the same tax basis for capital gains purposes (increased by any ordinary income recognized as a result of a disqualifying disposition of the surrendered shares if they were Incentive Stock Option shares) and the same capital gains holding period as the shares surrendered.
For purposes of determining ordinary income upon a subsequent disqualifying disposition of the Exchange Shares, the amount paid for such shares will be deemed to be the fair market value of the shares surrendered. The balance of the shares received by the optionee will have a tax basis (and a deemed purchase price) of zero and a capital gains holding period beginning on the date of exercise. The Incentive Stock Option holding period for all shares will be the same as if the option had been exercised for cash.
Non-Qualified Stock Options
Generally, there will be no U.S. federal income tax consequences to either the optionee or Hudson on the grant of Non-Qualified Stock Options pursuant to the Stock Incentive Plan. On the exercise of a

Non-Qualified Stock Option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. Hudson will generally be entitled to a U.S. federal income tax deduction (subject to the limitations contained in Code Section 162(m)) in an amount equal to such excess, provided that Hudson complies with applicable reporting rules.
Upon the sale of stock acquired by exercise of a Non-Qualified Stock Option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. For individuals, capital losses are deductible only to the extent of capital gains for the year plus $3,000. An optionee who surrenders shares in payment of the exercise price of a Non-Qualified Stock Option will not recognize gain or loss with respect to the shares so delivered unless such shares were acquired pursuant to the exercise of an Incentive Stock Option and the delivery of such shares is a disqualifying disposition. See “Incentive Stock Options.” The optionee will recognize ordinary income on the exercise of the Non-Qualified Stock Option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.
Stock Grants
The taxability of a Stock Grant to a participant is dependent upon the extent to which the award is restricted on the date of grant. If a Stock Grant is either “transferable” or not “subject to a substantial risk of forfeiture” (both as determined for Federal income tax purposes), a participant will recognize taxable ordinary income on the date of grant. If a Stock Grant is both non-transferable and subject to a substantial risk of forfeiture on the date of grant, then unless an election is made as described below, a participant will not recognize taxable ordinary income on the date of grant, but will at such time or times as the Stock Grant becomes either transferable or not subject to a substantial risk of forfeiture in an amount equal to the fair market value of such shares at that time. Within thirty days of receipt of a Stock Grant that is not transferable and subject to a substantial risk of forfeiture, a participant may file an election with the Internal Revenue Service to include as taxable ordinary income in the year of receipt an amount equal to the fair market value of the shares subject to the award at the time of receipt. In such event, any subsequent appreciation in the value of such shares will not be taxable as compensation to a participant upon the vesting of shares subject to the award. However, if shares subject to the award are forfeited subsequent to such election, a participant will not be entitled to a tax deduction. For purposes of determining the amount of taxable gain or loss upon a subsequent disposition of shares issued pursuant to such an award, the amount recognized as ordinary income to a participant will be treated as the cost basis for such shares. Shares which are held for more than one year after vesting (or in the event of an election as described above, the date of receipt) generally will qualify for long-term capital gain treatment.
Performance Awards
The tax consequences of a performance award depend upon the nature of the underlying award and if and when the performance goals are achieved. If a performance award consists of a promise to deliver common stock at a future date based upon the satisfaction of certain targets, such awards will be subject to U.S. federal income taxation as ordinary income based upon the fair market value of the common stock on the date such performance awards are earned by a participant by satisfying the performance targets, provided such awards are not then subject to a substantial risk of forfeiture.
Application of Code Section 409A to Deferred Compensation Arrangements
The Stock Incentive Plan provides that, under certain circumstances, the receipt of a benefit resulting from an award under the Stock Incentive Plan may be electively deferred by the participant (or the Administrator, as applicable) to a time that is later than the year in which such benefit becomes vested. To the extent that a participant makes such a deferral election, Section 409A of the Code, which was enacted as part of the American Jobs Creation Act of 2004 (the “Jobs Act”), subjects the deferral arrangement to certain substantive requirements including (among other items) deferral election and payment timing requirements. In the event that a deferral arrangement fails to comply with Code Section 409A in form or operation, a participant may become subject to: (i) the imposition of U.S. federal income tax (and potentially state and local income tax) on all amounts deferred in the tax year in which the amounts are deferred (or, if later, in the tax year when the receipt of the benefits are no longer subject to a substantial risk of forfeiture); (ii) a penalty tax of 20 percent of the includable amount (in addition to the regular income tax at ordinary income rates); and (iii) interest at the underpayment rate plus 1 percent from the time the amount was first deferred (or, if later, the tax year when the benefits are no longer subject to a substantial risk of forfeiture) until the time the amount is included in income. The Stock Incentive Plan specifically provides that any awards in connection therewith shall be structured in a manner (as determined by the Board) that is intended to comply with the requirements of Section 409A, and that any deferrals of payments under the Plan (whether requested by the participant or otherwise required by the Compensation Committee) with respect to Awards under this Plan shall not be allowed except to the extent that such deferrals would not (in the judgment of the Board) cause the payments to fail to satisfy the requirements for nonqualified deferred compensation plans described in Section 409A of the Code. Generally speaking, Section 409A of the Code does not apply to incentive stock options and nonqualified stock options granted at fair market value if no deferral is provided beyond exercise, or to restricted stock. Because the tax consequences to any participant in the Stock Incentive Plan may depend upon such person’s situation, as well as the uncertain application of Code Section 409A, each participant in the Stock Incentive Plan should consult his or her tax advisor as to the federal, state and local and other tax consequences with respect to the grant or exercise of an option or any other award granted under the Stock Incentive Plan.
Withholdings of Tax; Company Deduction
Generally, whenever a participant realizes ordinary income under the Stock Incentive Plan, a corresponding deduction is available to Hudson provided Hudson complies with certain reporting requirements. Under Code Section 162(m), however, Hudson will be denied a deduction for certain compensation if it exceeds $1,000,000 paid.
Hudson is entitled to withhold, or secure payment from a participant in lieu of withholding, the amount of any tax required by law to be withheld or paid by Hudson with respect to any amount payable or shares issuable under a participant’s award.
Equity Compensation Plan Information
The following table provides certain information with respect to all of Hudson’s equity compensation plans as of December 31, 2023.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans proved by security holders	2,647,435	$3.31	4,341,463
Equity compensation plans not approved by security holders	0	—	0
Total	2,647,435	$3.31	4,341,463
As of the Record Date, the Company had 4,315,653 shares available for future issuance of grants under all available equity compensation plans of the Company.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE COMPANY’S 2024 STOCK INCENTIVE PLAN

PROPOSAL 3
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
The Company is asking its shareholders to approve a non-binding advisory resolution on its named executive officer compensation as reported in this Proxy Statement pursuant to the Securities Exchange Act and related SEC rules and regulations. At our 2019 annual meeting of shareholders, the shareholders voted, on an advisory basis, in favor of annual votes with respect to named executive officer compensation, and our Board of Directors has agreed to implement annual votes with respect thereto.
Our compensation structure is established by our Compensation Committee and is designed to attract and retain motivated executives who substantially contribute to our long-term success and the creation of shareholder value, to reward executives when the Company performs financially or operationally well, to align the financial interests of our executives with the interests of our shareholders, and to be competitive within our industry without targeting or setting compensation at specific benchmark percentiles. Our Compensation Committee’s philosophy is to balance the named executive officers’ short-term compensation with long-term compensation in order to align their interests with the interests of our shareholders. Within this framework, our Compensation Committee strives to maintain executive compensation that is fair, reasonable, and competitive.
In accordance with Section 14A of the Securities Exchange Act, and as a matter of good corporate governance, the Company is asking shareholders to approve the following advisory resolution at the Annual Meeting:
RESOLVED, that the shareholders of Hudson Technologies, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the ‘Compensation Discussion and Analysis’ and the related accompanying tabular and narrative disclosure included in the Company’s Proxy Statement for the fiscal 2024 Annual Meeting of Shareholders.
This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board. Although non-binding, the Board and the Compensation Committee values the input of our shareholders and will carefully review and consider the voting results when evaluating our named executive officer compensation program.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION ON THE
COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION

PROPOSAL 4
RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
BDO USA, P.C. has audited and reported upon our financial statements for our fiscal year ended December 31, 2023. The Audit Committee of the Board has re-appointed BDO USA, P.C. as our independent registered public accountants for the fiscal year ending December 31, 2024. Although shareholder approval of the appointment of BDO USA, P.C. is not required by law, the Audit Committee and the Board believe that it is advisable to give shareholders an opportunity to ratify this appointment. In view of the difficulty and expense involved in changing auditors on short notice, however, should the shareholders not ratify the selection of BDO USA, P.C., it is contemplated that the appointment of BDO USA, P.C. for the fiscal year ending December 31, 2024 will be permitted to stand unless the Audit Committee finds other compelling reasons for making a change. Disapproval by the shareholders will be considered a recommendation that the Audit Committee select other auditors for the following year. Furthermore, although the appointment of BDO USA, P.C. is being submitted for shareholder ratification, the Audit Committee reserves the right, even after ratification by shareholders, to change the appointment of BDO USA, P.C. as our independent registered public accountants, at any time during the 2024 fiscal year, if it deems such change to be in our best interest. A representative of BDO USA, P.C. is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.
In addition to retaining BDO USA, P.C. to audit the Company’s financial statements, we have engaged BDO USA, P.C. from time to time to perform other services. The following sets forth the aggregate fees billed by BDO USA, P.C. to the Company in connection with services rendered during the years ended December 31, 2023 and December 31, 2022.
Audit Fees.   The aggregate fees billed by BDO USA, P.C. for professional services rendered for the audits and reviews of the Company’s financial statements for the years ended December 31, 2023 and 2022 totaled $1,148,150 and $1,186,935, respectively.
Audit-Related Fees.   In 2023 and 2022, the aggregate fees billed by BDO USA, P.C. for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements were $26,965 and $27,294, respectively.
Tax Fees.   In 2023 and 2022 the aggregate fees billed by BDO USA, P.C. for professional services rendered for tax compliance, tax advice and tax planning totaled $222,560 and $213,209, respectively.
All Other Fees.   In 2023 and 2022, all other fees billed by BDO USA, P.C. for professional services rendered other than the services described in the paragraphs captioned “Audit Fees”, “Audit Related Fees” and “Tax Fees” were $0 and $0, respectively.
The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing services provided by BDO USA, P.C. in 2023. Consistent with the Audit Committee’s responsibility for engaging the Company’s independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. The Audit Committee chairperson or their designee has been designated by the Audit Committee to approve any services arising during the year that were not pre-approved by the Audit Committee. Services approved by the Audit Committee chairperson are communicated to the full Audit Committee at its next regular meeting and the Audit Committee reviews services and fees for the fiscal year at each such meeting. Pursuant to these procedures, the Audit Committee approved the foregoing services provided by BDO USA, P.C.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
RATIFICATION OF THE APPOINTMENT OF BDO USA, P.C. AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL
YEAR ENDING DECEMBER 31, 2024.

SHAREHOLDER PROPOSALS
Shareholders who wish to present proposals appropriate for consideration at the 2025 Annual Meeting of Shareholders, which the Company currently anticipates will be held in or about June 2025, must submit the proposal in proper form in a manner consistent with our By-Laws, and in satisfaction of the conditions established by the Securities and Exchange Commission, to the Company at its address set forth on the first page of this proxy statement not later than December 26, 2024 to be considered for inclusion in the Company’s proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.
After the December 26, 2024 deadline, a shareholder may present a proposal at the Company’s 2025 Annual Meeting if advance notice of the proposal is submitted in writing to the Company’s Chairman of the Board, c/o Corporate Secretary, at the address set forth above no earlier than February 15, 2025 and no later than March 14, 2025. In the event that the Annual Meeting of Shareholders to be held in 2025 is held either before May 13, 2025 or after August 11, 2025, then the notice must be received by the Company’s Secretary no later than 90 days prior to the date of such meeting or, within 10 days following the first public announcement of the date of such annual meeting if such public announcement is made less than 100 days prior to the date of such meeting. If timely submitted and otherwise in compliance with our By-Laws, the shareholder may present the proposal at that Annual Meeting, but the Company is not obligated to include the proposal in its proxy statement.
In addition, to be timely, a shareholder’s notice must be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice will be true and correct as of the record date for the 2025 Annual Meeting and as of the date that is 10 business days prior to such meeting or any adjournment or postponement thereof, and such update and supplement must be delivered to, or mailed and received by, the Chairman of the Board of Directors at the principal executive offices of the Company not later than 5 business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than 8 business days prior to the date for the meeting, or if the meeting is adjourned or postponed, on the first practicable date after any adjournment or postponement thereof (in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof).
In addition to the foregoing, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 13, 2025, unless the stockholder meeting takes place more than 30 calendar days from June 12, 2025 in which case notice can be provided otherwise in accordance with Rule 14a-19(b)(1).

OTHER INFORMATION
In addition to the use of the mails, proxies may be solicited by the directors, officers, and employees of the Company without additional compensation in person, or by telephone, facsimile, email, or otherwise. Arrangements may also be made with brokerage firms and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of Hudson common stock, and we will reimburse these brokers, custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred. The cost of solicitation will be borne entirely by Hudson.
A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2023 IS BEING FURNISHED HEREWITH AS THE ANNUAL REPORT TO SHAREHOLDERS TO EACH SHAREHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON THE RECORD DATE.
COPIES OF EXHIBITS TO SUCH ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED FOR A NOMINAL CHARGE TO SHAREHOLDERS WHO MAKE A WRITTEN REQUEST TO THE COMPANY AT THE FOLLOWING ADDRESS:
HUDSON TECHNOLOGIES, INC.
300 Tice Boulevard
Suite 290
Woodcliff Lake, New Jersey 07677
ATTENTION: Nat Krishnamurti, Secretary
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 12, 2024
The Company’s proxy statement and Annual Report to Shareholders are available online at https://www.cstproxy.com/hudsontech/2024
The Board is not aware of any other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to shareholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy included herewith to vote such proxy in accordance with their judgment.
By order of the Board of Directors
Brian F. Coleman
Chairman of the Board
April 25, 2024

Appendix A
HUDSON TECHNOLOGIES, INC.
2024 STOCK INCENTIVE PLAN
1.
Purpose

The 2024 Hudson Technologies, Inc. Stock Incentive Plan (the “Plan”) is intended to provide incentives which will attract, retain, motivate and reward highly competent persons as non-employee directors, executive officers and other employees of, or consultants and advisors to, Hudson Technologies, Inc. (the “Company”) or any of its subsidiary corporations, limited liability companies or other forms of business entities now existing or hereafter formed or acquired (“Subsidiaries”), by providing them opportunities to acquire shares of common stock, par value $.01 per share, of the Company (“Common Stock”) or to receive other Awards (as defined in Section 4 below) described herein. Furthermore, the Plan is intended to assist in further aligning the interests of such non-employee directors, executive officers and other employees, consultants and advisors, with those of the stockholders of the Company.
2.
Administration

a.   The Plan generally shall be administered by a committee (the “Committee”) which shall be the Compensation Committee of the Board of Directors of the Company (the “Board”) or another committee appointed by the Board from among its members. In the absence of such committee, the Board shall administer the Plan. Unless the Board determines otherwise, the Committee shall be comprised of at least two members. All members of the Committee shall (i) meet the independence requirements of applicable law and the rules and regulations of the Nasdaq Stock Market (“Nasdaq”), and (ii) qualify as “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Awards granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all persons and entities, including participants and their legal representatives. However, the Board shall have the authority to establish the level of stock options or stock awards granted under the Plan, as well as stock grant levels and stock ownership guidelines, for the non-employee directors.
b.   No member of the Board, no member of the Committee or subcommittee thereof, and no agent of the Committee who is an employee of the Company, shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Board, members of the Committee and any agent of the Committee who is an employee of the Company against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.
c.   The Committee shall have the authority to grant Awards to non-employee directors, executive officers and other employees of, or consultants and advisors to, the Company or any of its Subsidiaries. The Committee (i) may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and (ii) may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Committee or to the CEO, including, but not limited to, the authority to make grants of awards of stock rights or options to any officer or employee of the Company, other than officers subject to Section 16 of the Securities Exchange Act of 1934, under the Plan, as the Committee deems appropriate. The Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company or any of its Subsidiaries whose employees have benefited from the Plan, as determined by the Committee.
3.
Participants

Participants shall consist of such non-employee directors, executive officers and other employees of, or consultants and advisors to, the Company or any of its Subsidiaries and outside contractors who the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and who the Committee may designate from time to time to receive Awards under the Plan. Designation as a participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type, amount and other terms of Awards.
4.
Types of Awards and Vesting Restrictions

Awards under the Plan may be granted in any one or a combination of (1) Stock Options, (2) Stock Grants, and (3) Performance Awards (individually an “Award,” and collectively, “Awards”). Awards shall be evidenced by Award agreements (which need not be identical) in such forms as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.
5.
Common Stock Available Under the Plan

a.   Shares Available.   The aggregate number of shares of Common Stock that may be subject to Awards, including shares of Common Stock underlying Stock Options, granted under this Plan shall be 3,000,000 shares of Common Stock, which may be authorized and unissued or treasury shares, subject to any adjustments made in accordance with Section 9 below. Notwithstanding the preceding sentence, but subject to adjustments pursuant to Section 9 below, the number of shares that are available for incentive stock options (“Incentive Stock Options”) within the meaning of Section 422 of the Code shall be determined by reducing the number of shares designated in the preceding sentence by the number of shares issued under the Plan, or granted pursuant to outstanding Awards (whether or not shares are issued pursuant to such Awards), provided that any shares that are either issued or purchased under the Plan and forfeited back to the Plan, or surrendered in payment of the Exercise Price for an Award or in connection with a tax withholding right shall be available for issuance pursuant to future incentive stock options.
b.   Maximum Limits.   The maximum number of shares of Common Stock with respect to which Awards may be granted or measured to any participant during any fiscal year of the Company shall not exceed 750,000 shares, subject to any adjustment made in accordance with Section 10 below.
c.   Shares Underlying Awards That Again Become Available.   Any shares of Common Stock subject to a Stock Option, Stock Grant or Performance Award, which for any reason are cancelled, forfeited, or surrendered to the Company, shall again be available for Awards under the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Awards pursuant to Section 5.a above but shall not apply for purposes of determining the maximum number of shares of Common Stock subject to Awards that any individual participant may receive pursuant to Section 5.b above.
6.
Stock Options

a.   In General.   The Committee is authorized to grant Stock Options to non-employee directors, executive officers and other employees of, or consultants or advisors to, the Company or any of its Subsidiaries and shall, in its sole discretion, determine which of such individuals shall receive Stock Options and the number of shares of Common Stock underlying each Stock Option. Stock Options may be (i) Incentive Stock Options, or (ii) Stock Options which do not qualify as Incentive Stock Options (“Non-Qualified Stock Options”). The Committee may grant to a participant in the Plan one or more

Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. Each Stock Option shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award agreement. In addition, each Stock Option shall be subject to the following limitations set forth in this Section 6.
b.   Exercise Price.   Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine on the date of grant; provided, however, subject to Section 6(e) below, that the per-share exercise price shall not be less than 100 percent of the Fair Market Value (as defined in Section 14 below) of Common Stock on the date the Stock Option is granted.
c.   Payment of Exercise Price.   Unless otherwise provided by the Committee, the Stock Option exercise price must be paid in cash. In the discretion of the Committee, a payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price with the requirement of the broker same day reconciliation or as otherwise determined by the Company. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan.
d.   Exercise Period.   Stock Options granted under the Plan shall be exercisable at such time or times as specified in the Plan and the Award agreement; provided, however, that no Stock Option shall be exercisable later than ten years after the date it is granted.
e. Limitations on Incentive Stock Options.   Incentive Stock Options may be granted only to participants who are executive officers or other employees of the Company or any of its Subsidiaries on the date of grant. The aggregate market value (determined as of the time the Stock Option is granted) of Common Stock with respect to which Incentive Stock Options (under all option plans of the Company) are exercisable for the first time by a participant during any calendar year shall not exceed $100,000. For purposes of the preceding sentence, Incentive Stock Options shall be taken into account in the order in which they are granted. Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10 percent of the total combined voting power of all outstanding classes of stock of the Company or any of its Subsidiaries, unless the exercise price is fixed at not less than 110 percent of the Fair Market Value of Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option.
f.   Alternative Settlement of Option.   If provided in an Award agreement, or upon the receipt of written notice of exercise, or as otherwise provided for by the Board or Committee, as the case may be, either at or after the time of grant of the Stock Option, the Board or the Committee, as the case may be, may elect to settle all or part of any Stock Option by paying to the optionee an amount, in cash or Stock (valued at Fair Market Value on the date of exercise), equal to the product of the excess of the Fair Market Value of one share of Stock, on the date of exercise over the Stock Option exercise price, multiplied by the number of shares of Stock with respect to which the optionee proposes to exercise the Option. Any such settlements which relate to Options which are held by optionees who are subject to Section 16(b) of the Exchange Act shall comply with Rule 16b-3, to the extent applicable, and with such other conditions as the Board or Committee, as the case may be, may impose.
7.
Stock Grants

The Committee is authorized to grant Stock Grants to non-employee directors, executive officers and other employees of, or consultants or advisors to, the Company or any of its Subsidiaries and shall, in its sole discretion, determine which of such individuals shall receive Stock Grants and the number of shares of Common Stock underlying each Stock Grant. Each Stock Grant shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award agreement, including, without limitation, restrictions on the sale or other disposition of such shares, and the right of the Company to reacquire such shares for no consideration upon termination of the participant’s employment with, or services performed for, the Company or any of its Subsidiaries within specified periods. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to Common Stock covered by such Stock Grant and/or that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Award agreement shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a Stock Grant, all of the rights of a holder of shares of Common Stock, including the right to receive dividends, if any, and to vote the shares.
8.
Performance Awards

a.   In General.   The Committee is authorized to grant Performance Awards to executive officers and other employees of the Company or any of its Subsidiaries and shall, in its sole discretion, determine such executive officers and other employees who will receive Performance Awards and the number of shares of Common Stock that may be subject to each Performance Award. Each Performance Award shall be subject to such terms and conditions consistent with the Plan as shall be determined by the Committee and as set forth in the Award agreement. The Committee shall set performance targets at its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Awards that will be paid out to the participants, and may attach to such Performance Awards one or more restrictions. Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.
b.   Payout.   Payment of earned Performance Awards may be made in shares of Common Stock or in cash and shall be made in accordance with the terms and conditions prescribed or authorized by the Committee. Subject to Section 20 below, if permitted by the Committee, the participant may elect to defer, or the Committee may require or permit the deferral of, the receipt of Performance Awards upon such terms as the Committee deems appropriate.
9.
Adjustment Provisions

If there shall be any change in Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Stock Option such that each such Stock Option shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of Common Stock subject to such Stock Option had such Stock Option been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of participants’ rights under the Plan, the Committee shall adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Awards, the exercise price applicable to outstanding Awards, and the Fair Market Value of Common Stock and other value determinations applicable to outstanding Awards. In addition, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or any of its Subsidiaries or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, (i) any adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code.
10.
Change in Control

a.   Accelerated Vesting.   Notwithstanding any other provision of this Plan, if there is a Change in Control of the Company (as defined in Section 10(b) below), all unvested Awards granted under the Plan shall become fully vested immediately upon the occurrence of the Change of Control and such vested Awards shall be paid out or settled, as applicable, within 60 days upon the occurrence of the Change of Control, subject to requirements of applicable laws and regulations.
b.   Definition.   For purposes of this Section 10, (i) if there is an employment agreement or a change-in-control agreement between the participant and the Company or any of its Subsidiaries in effect, “Change in Control” shall have the same definition as the definition of “change in control” contained in such employment agreement or change-in-control agreement, or (ii) if “Change in Control” is not defined in such employment agreement or change-in-control agreement, or if there is no employment agreement or change-in-control agreement between the participant and the Company or any of its Subsidiaries in effect, a “Change in Control” of the Company shall be deemed to have occurred upon any of the following events:
(1)   any person or other entity (other than any of the Company’s Subsidiaries or any employee benefit plan sponsored by the Company or any of its Subsidiaries) including any person as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner, as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of more than 50 percent of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors of the Company (the “Voting Stock”);
(2)   the stockholders of the Company approve the sale of all or substantially all of the property or assets of the Company and such sale occurs;
(3)   the Company’s Common Stock shall cease to be publicly traded;
(4)   the stockholders of the Company approve a consolidation or merger of the Company with another corporation (other than with any of the Company’s Subsidiaries), the consummation of which would result in the stockholders of the Company immediately before the occurrence of the consolidation or merger owning, in the aggregate, less than 51 percent of the Voting Stock of the surviving entity, and such consolidation or merger occurs; or
(5)   a change in the Company’s Board occurs with the result that the members of the Board on the Effective Date (as defined in Section 23(a) below) of the Plan (the “Incumbent Directors”) no longer constitute a majority of such Board, provided that any person becoming a director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest or the settlement thereof, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose election or nomination for election was supported by two-thirds (2/3) of the then Incumbent Directors shall be considered an Incumbent Director for purposes hereof.
c.   Cashout.   The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Stock Option outstanding hereunder shall terminate and such holder shall receive, within 60 days upon the occurrence of the Change of Control, with respect to each share of Common Stock subject to such Stock Option, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to or upon the occurrence of such Change in Control over the exercise price per share of such Stock Option; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.
11.
Termination of Employment

a.   Subject to any written agreement between the participant and the Company or any of its Subsidiaries, if a participant’s employment is terminated due to death or disability:
(1)   all unvested Stock Grants held by the participant on the date of the participant’s death or the date of the termination of his or her employment due to disability, as the case may be, shall immediately become vested as of such date;
(2)   all unexercisable Stock Options held by the participant on the date of the participant’s death or the date of the termination of his or her employment due to disability, as the case may be, shall immediately become exercisable as of such date and shall remain exercisable until the earlier of (i) the end of the one-year period following the date of the participant’s death or the date of the termination of his or her employment due to disability, as the case may be, or (ii) the date the Stock Option would otherwise expire;
(3)   all exercisable Stock Options held by the participant on the date of the participant’s death or the date of the termination of his or her employment due to disability, as the case may be, shall remain exercisable until the earlier of (i) the end of the one-year period following the date of the participant’s death or the date of the termination of his or her employment due to disability, as the case may be, or (ii) the date the Stock Option would otherwise expire; and

(4)   all unearned and/or unvested Performance Awards held by the participant on the date of the participant’s death or the date of the termination of his or her employment due to disability, as the case may be, with regard to which a minimum of one year of the performance period (as defined by the Committee) has elapsed, shall immediately become earned or vested as of such date and shall be paid out and/or settled based on the participant’s performance immediately prior to the date of the participant’s death or the date of the termination of his or her employment due to disability, as the case may be, on a pro-rated basis.
b.   Subject to any written agreement between the participant and the Company or any of its Subsidiaries, if a participant’s employment is terminated by the Company for Cause (as defined in Section 11(f) below), or if a participant voluntarily terminates the participant’s employment, all Awards, whether or not vested, earned or exercisable, held by the participant on the date of the termination of his or her employment for Cause, or on the date of the participant’s voluntary termination of employment, shall immediately be canceled as of such date.
c.   Subject to any written agreement between the participant and the Company or any of its Subsidiaries, if a participant’s employment is terminated for any reason other than as provided in Section 11(b) above, or other than due to death or disability:
(1)   all unvested, unearned or unexercisable Awards held by the participant on the date of the termination of his or her employment shall immediately be forfeited by such participant as of such date; and
(2)   all exercisable Stock Options held by the participant on the date of the termination of his or her employment shall remain exercisable until the earlier of (i) the end of the 90-day period following the date of the termination of the participant’s employment, or (ii) the date the Stock Option would otherwise expire.
d.   Notwithstanding anything contained in the Plan to the contrary, the Committee may, in its discretion, provide that:
(1)   any or all unvested Stock Grants held by the participant on the date of the termination of the participant’s employment shall immediately become vested as of such date;
(2)   any or all unexercisable Stock Options held by the participant on the date of the participant’s death and/or the date of the termination of his or her employment shall immediately become exercisable as of such date and shall remain exercisable until a date that occurs on or prior to the date the Stock Option is scheduled to expire, provided, however, that Incentive Stock Options shall remain exercisable not longer than the end of the 90-day period following the date of the termination of the participant’s employment;
(3)   any or all exercisable Stock Options held by the participant on the date of the participant’s death and/or the date of the termination of his or her employment shall remain exercisable until a date that occurs on or prior to the date the Stock Option is scheduled to expire, provided, however, that Incentive Stock Options shall remain exercisable not longer than the end of the 90-day period following the date of the termination of the participant’s employment; and/or
(4)   a participant shall immediately become vested in all or a portion of any earned Performance Awards held by such participant on the date of the termination of the participant’s employment, and such vested Performance Awards (or portion thereof) and/or any unearned Performance Awards (or portion thereof) held by such participant on the date of the termination of his or her employment shall immediately become payable to such participant as if all performance goals had been met as of the date of the termination of his or her employment.
e.   Notwithstanding anything contained in the Plan to the contrary, (i) the provisions contained in this Section 11 shall be applied to an Incentive Stock Option only if the application of such provision maintains the treatment of such Incentive Stock Option as an Incentive Stock Option and (ii) the exercise period of an Incentive Stock Option in the event of a termination due to disability provided in Section 11(a)(3) above shall only apply if the participant’s disability satisfies the requirement of “permanent and total disability” as defined in Section 22(e)(3) of the Code.

f.   For purposes of this Section 11, (i) if there is an employment agreement between the participant and the Company or any of its Subsidiaries in effect, “Cause” shall have the same definition as the definition of “cause” contained in such employment agreement; or (ii) if “Cause” is not defined in such employment agreement or if there is no employment agreement between the participant and the Company or any of its Subsidiaries in effect, “Cause” shall include, but is not limited to:
(1)   any willful and continuous neglect of or refusal to perform the employee’s duties or responsibilities with respect to the Company or any of its Subsidiaries, insubordination, dishonesty, gross neglect or willful malfeasance by the participant in the performance of such duties and responsibilities, or the willful taking of actions which materially impair the participant’s ability to perform such duties and responsibilities, or any serious violation of the rules or regulations of the Company;
(2)   the violation of any local, state or federal criminal statute, including, without limitation, an act of dishonesty such as embezzlement, theft or larceny;
(3)   intentional provision of services in competition with the Company or any of its Subsidiaries, or intentional disclosure to a competitor of the Company or any of its Subsidiaries of any confidential or proprietary information of the Company or any of its Subsidiaries; or
(4)   any similar conduct, including, without limitation, disparagement of the Company or any of its Subsidiaries, by the participant with respect to which the Company determines in its discretion that the participant has terminated employment under circumstances such that the payment of any compensation attributable to any Award granted under the Plan would not be in the best interest of the Company or any of its Subsidiaries.
For purposes of this Section 11, the Committee shall have the authority to determine whether the “Cause” exists and whether subsequent actions on the part of the participant have cured the “Cause.”
12.
Transferability

Each Award granted under the Plan to a participant who is subject to restrictions on transferability and/or exercisability shall not be transferable otherwise than by will or the laws of descent and distribution and/or shall be exercisable, during the participant’s lifetime, only by the participant. In the event of the death of a participant, each Stock Option theretofore granted to him or her shall be exercisable in accordance with Section 11 above and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the Stock Option shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an Award (other than an Incentive Stock Option) may permit the transferability of such Award by a participant solely to members of the participant’s immediate family or trusts or family partnerships for the benefit of such persons, subject to any restriction included in the Award agreement.
13.
Other Provisions

Awards granted under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other participant) as the Committee determines on the date of grant to be appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options to assist the participant, excluding an executive officer or a director, in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of the Award, for the acceleration of exercisability or vesting of Awards in the event of the Change in Control of the Company, or to comply with federal and state securities laws, or understandings or conditions as to the participant’s employment, in addition to those specifically provided for under the Plan. In addition, except as otherwise provided herein (including, without limitation Section 20 hereof), a participant may defer receipt or payment of any Award granted under this Plan, in accord with the terms of any deferred compensation plan or arrangement of the Company. The Committee shall have the authority to retract any Award granted under the Plan in case of a material restatement of the financial statements of the Company, or as otherwise required by law.

14.
Fair Market Value

For purposes of this Plan and any Awards granted hereunder, Fair Market Value shall be (i) the closing price of Common Stock on the date of grant in the case of a Stock Option or date of reference for any other Award (or on the last preceding trading date if Common Stock was not traded on such date) if Common Stock is readily tradable on a national securities exchange or other market system or (ii) if Common Stock is not readily tradable, the amount determined in good faith by the Committee as the fair market value of Common Stock.
15.
Withholding

All payments or distributions of Awards made, and if applicable any shares of Common Stock issued, pursuant to the Plan shall be subject to satisfaction of tax witholding pursuant to applicable federal, state and local or foreign tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan or a participant, it may require the participant receiving such Common Stock to remit to it or to the Subsidiary that employs such participant an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the Subsidiary employing the participant shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company or the Subsidiary, as the case may be, to the participant receiving Common Stock, as the Committee shall prescribe. The Committee may, in its discretion, and subject to such rules as the Committee may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit a participant to pay all or a portion of the federal, state and local or foreign withholding taxes arising in connection with any Award consisting of, or resulting in the issuance of, shares of Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement, by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.
16.
Tenure

A participant’s right, if any, to continue to serve the Company or any of its Subsidiaries as a non-employee director, executive officer, other employee, consultant or advisor or otherwise shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.
17.
Unfunded Plan

Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.
18.
No Fractional Shares

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, or Awards, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.
19.
Duration, Amendment and Termination

No Award shall be granted more than ten years after the Effective Date; provided, however, that the terms and conditions applicable to any Award granted prior to such date may thereafter be amended or modified by mutual agreement between the Company and the participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Company and a participant under this

Plan or under any other present or future plan of the Company, Awards may be granted to such participant in substitution and exchange for, and in cancellation of, any Awards previously granted to such participant under this Plan, or any other present or future plan of the Company. The Board or the Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. However, no action authorized by this Section 19 shall reduce the amount of any existing Award or change the terms and conditions thereof without the participant’s consent. No amendment of the Plan shall, without approval of the stockholders of the Company, (i) increase the total number of shares which may be issued under the Plan or the maximum number of shares with respect to Stock Options and other Awards that may be granted to any individual under the Plan; (ii) modify the requirements as to eligibility for Awards under the Plan; or (iii) effect the repricing of Stock Options; provided, however, that no amendment may be made without approval of the stockholders of the Company if the amendment will disqualify any Incentive Stock Options granted hereunder.
20.
Compliance with Section 409A of the Code

Notwithstanding anything to the contrary set forth herein, any Award granted under this Plan that is not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Award shall comply with the requirements of Section 409A if the Code. Such restrictions, if any, shall be determined by the Board. For example, any deferrals of payments to any participant (whether requested by the participant of otherwise required by the Committee) with respect to Awards under this Plan shall not be allowed except to the extent that such deferrals would not cause the payments to fail to satisfy the requirements for nonqualified deferred compensation plans described in Section 409A of the Code.
21.
Governing Law

This Plan, Awards granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of New York (regardless of the law that might otherwise govern under applicable New York principles of conflict of laws).
22.
Severability

In case any provision of this Plan shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
23.
Effective Date

a.   The Plan shall be effective as of the date on which the Plan is approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company (the “Effective Date”) and such approval of stockholders shall be a condition to the right of each participant to receive Awards hereunder.
b.   This Plan shall terminate on the 10th anniversary of the Effective Date (unless sooner terminated by the Board).

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.Vote by Internet — QUICK  EASYIMMEDIATE — 24 Hours a Day, 7 Days a Week or by MailHUDSON TECHNOLOGIES, INC.Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 11, 2024. INTERNET/MOBILE — www.cstproxyvote.comUse the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL — Mark, sign and date your proxy card and return it in the postage-paid envelope provided.PROXY FOLD HERE > DO NOT SEPARATE > INSERT IN ENVELOPE PROVIDED XPlease mark your votes like this1. To elect a class of four directors to the Board of Directors:NOMINEES:3.To approve, by non-binding advisory vote, named executive officer compensation.FORAGAINST ABSTAIN (01)Kathleen L. Houghton(02)Loan N. Mansy(03)Richard Parrillo(04)Eric A. ProutyFOR all nominees listed to the left(except as marked to the contrary below).WITHHOLD AUTHORITY to vote for all nominees listed to the left.4.To ratify the appointment of BDO USA, P.C. as independent registered public accountants for the fiscal year ending December 31, 2024.FORAGAINST ABSTAIN (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space above.)5.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.2. To approve the 2024 Stock Incentive Plan. FORAGAINST ABSTAINTHIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES AND “FOR” THE OTHER PROPOSALS LISTED ABOVE. CONTROL NUMBERSignatureSignature, if held jointlyDate, 2024Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THESHAREHOLDER MEETING TO BE HELD ON JUNE 12, 2024The Company’s proxy statement, and Annual Report to Shareholders, including the Annual Report on Form 10-K for the year ended December 31, 2023,are available on line at https://www.cstproxy.com/hudsontech/2024 FOLD HERE > DO NOT SEPARATE > INSERT IN ENVELOPE PROVIDED PROXYPROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 12, 2024 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSHUDSON TECHNOLOGIES, INC.300 Tice Boulevard, Suite 290Woodcliff Lake, New Jersey 07677The undersigned hereby appoints BRIAN F. COLEMAN and NAT KRISHNAMURTI, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Shareholders of Hudson Technologies, Inc. (the “Company”) on Wednesday, June 12, 2024, at 10:00 AM, at the Marriott Park Ridge, 300 Brae Boulevard, Park Ridge, New Jersey 07656 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:(Continued and to be marked, dated and signed, on the other side)